UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07278

Nuveen Arizona Quality Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2022

Nuveen Municipal Closed-End Funds

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,

The question of whether economies are moving toward normalization or recession has dominated financial markets in 2022. High inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets this year.

Inflation has surged partially due to COVID supply chain bottlenecks and exacerbated by Russia’s war in Ukraine and recent lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated increasingly forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who have signaled their intentions to slow inflation while tolerating materially slower economic growth and some softening in the labor market. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared more than two years ago. Larger increases of 0.50% in May and 0.75% in June, July and September 2022 followed, bringing the target fed funds rate to a range of 3.00% to 3.25%. Additional rate hikes are expected in the remainder of this year, although Fed officials will closely monitor inflation data along with other economic measures and modify their rate setting policy based upon these factors. U.S. gross domestic product growth has now contracted for two consecutive quarters, according to government estimates, as consumer and business activity has slowed in part due to higher prices and borrowing costs. The sharp increase in the U.S. dollar’s value relative to other currencies in 2022 has added further uncertainty to the economic outlook. However, the still strong labor market suggests not all areas of the economy are weakening in unison.

While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
October 21, 2022

Important Notices

For Shareholders of

Nuveen Arizona Quality Municipal Income Fund (NAZ)

Nuveen New Jersey Quality Municipal Income Fund (NXJ)

Nuveen Ohio Quality Municipal Income Fund (NUO)

Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

Portfolio Manager Commentaries in Semiannual Shareholder Reports

The Funds include portfolio manager commentary in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s February 28, 2022 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Reorganization

During October 2022, the Funds’ Board of Trustees approved a proposal that, if approved by shareholders, would result in the reorganization of NUO into the Nuveen Municipal Credit Income Fund (NZF). More details about the Fund’s Reorganization is available on www.nuveen.com/cef.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage significantly detracted from relative performance during the reporting period. However, the Funds’ use of leverage was accretive to overall common share income.

As of August 31, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NXJ	NUO	NQP
Effective Leverage*	39.23%	41.25%	38.44%	39.90%
Regulatory Leverage*	37.43%	35.80%	35.49%	30.08%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of August 31, 2022, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NAZ	$ 88,300,000	$ —	$ 88,300,000
NXJ	$313,900,000	$ —	$313,900,000
NUO	$148,000,000	$ —	$148,000,000
NQP	$217,500,000	$ —	$217,500,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.

Refer to Notes to Financial Statements, Note – 5 Fund Shares, for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of August 31, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NXJ	NUO	NQP
March 2022	$0.0500	$0.0585	$0.0490	$0.0520
April	0.0500	0.0535	0.0435	0.0485
May	0.0500	0.0535	0.0435	0.0485
June	0.0500	0.0535	0.0435	0.0485
July	0.0460	0.0495	0.0380	0.0440
August 2022	0.0460	0.0495	0.0380	0.0440
Total Distributions from Net Investment Income	$0.2920	$0.3180	$0.2555	$0.2855

Yields
Market Yield*	3.98%	4.76%	3.61%	4.30%
Taxable-Equivalent Yield*	7.26%	9.84%	6.51%	7.67%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 45.3%, 51.6%, 44.8% and 43.9% for NAZ, NXJ, NUO and NQP, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2022, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of August 31, 2022 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NAZ	NXJ	NUO	NQP
Common shares cumulatively repurchased and retired	127,500	1,710,343	239,000	734,900
Common shares authorized for repurchase	1,155,000	4,145,000	1,825,000	3,735,000

During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.

NUO
Common share cumulatively repurchased and retired	34,000
Weighted average price per common share repurchased and retired	$12.51
Weighted average discount per common share repurchased and retired	15.72%

OTHER COMMON SHARE INFORMATION

As of August 31, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NAZ	NXJ	NUO	NQP
Common share NAV	$12.74	$13.57	$14.71	$13.53
Common share price	$13.88	$12.47	$12.64	$12.27
Premium/(Discount) to NAV	8.95%	(8.11)%	(14.07)%	(9.31)%
Average premium/(discount) to NAV	(0.27)%	(9.50)%	(13.76)%	(10.76)%

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAZ at Common Share NAV	(10.18)%	(13.83)%	1.04%	2.80%
NAZ at Common Share Price	2.96%	(9.58)%	2.90%	3.46%
S&P Municipal Bond Index	(5.44)%	(8.08)%	1.33%	2.32%
S&P Municipal Bond Arizona Index	(4.95)%	(7.39)%	1.32%	2.32%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Arizona Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NAZ	Performance Overview and Holding Summaries as of
August 31, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	163.3%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	164.5%
Floating Rate Obligations	(4.7)%
AMTP Shares, net of deferred
offering costs	(59.8)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
Arizona	94.5%
Puerto Rico	3.0%
Guam	2.2%
Virgin Islands	0.3%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	26.3%
Education and Civic Organizations	19.9%
Utilities	18.9%
Health Care	11.5%
Tax Obligation/General	11.0%
Transportation	6.3%
Other	6.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	1.3%
AAA	4.2%
AA	47.1%
A	21.3%
BBB	3.1%
BB or Lower	5.2%
N/R (not rated)	17.8%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Arizona’s personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NXJ	Nuveen New Jersey Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXJ at Common Share NAV	(10.40)%	(15.38)%	1.18%	2.95%
NXJ at Common Share Price	(5.46)%	(16.06)%	2.80%	3.03%
S&P Municipal Bond Index	(5.44)%	(8.08)%	1.33%	2.32%
S&P Municipal Bond New Jersey Index	(4.81)%	(8.03)%	2.05%	2.83%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New Jersey Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NXJ	Performance Overview and Holding Summaries as of
August 31, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.3%
Other Assets Less Liabilities	4.2%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	161.5%
Floating Rate Obligations	(6.0)%
VRDP Shares, net of deferred offering costs	(55.5)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
New Jersey	90.2%
New York	3.4%
Pennsylvania	2.9%
Delaware	2.3%
Puerto Rico	1.2%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	23.1%
Transportation	15.6%
Health Care	14.0%
Education and Civic Organizations	13.0%
Tax Obligation/General	8.7%
U.S. Guaranteed	8.6%
Housing/Single Family	5.6%
Other	11.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.7%
AAA	9.0%
AA	33.6%
A	16.5%
BBB	21.2%
BB or Lower	4.6%
N/R (not rated)	5.4%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New Jersey’s personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NUO	Nuveen Ohio Quality Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUO at Common Share NAV	(9.83)%	(13.91)%	0.92%	2.70%
NUO at Common Share Price	(12.44)%	(20.19)%	0.13%	0.93%
S&P Municipal Bond Index	(5.44)%	(8.08)%	1.33%	2.32%
S&P Municipal Bond Ohio Index	(5.84)%	(8.41)%	1.79%	2.99%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Ohio Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NUO	Performance Overview and Holding Summaries as of
August 31, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.8%
Common Stocks	1.9%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	162.3%
Floating Rate Obligations	(7.4)%
VRDP Shares, net of deferred
offering costs	(54.9)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
Ohio	90.4%
Puerto Rico	2.8%
Texas	1.6%
Michigan	1.3%
Colorado	1.0%
North Carolina	1.0%
Florida	0.7%
Missouri	0.5%
Kentucky	0.3%
Oregon	0.3%
Washington	0.1%
Total	100%

Portfolio Composition[1]
(% of total investments)
U.S. Guaranteed	22.7%
Tax Obligation/Limited	17.5%
Tax Obligation/General	12.6%
Education and Civic Organizations	11.8%
Utilities	11.2%
Transportation	10.6%
Health Care	8.4%
Other	5.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	19.5%
AAA	11.4%
AA	36.9%
A	12.1%
BBB	1.4%
BB or Lower	1.9%
N/R (not rated)	15.7%
N/A (not applicable)	1.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Ohio’s personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NQP	Nuveen Pennsylvania Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQP at Common Share NAV	(9.75)%	(12.61)%	1.67%	2.97%
NQP at Common Share Price	(11.36)%	(14.96)%	2.51%	2.70%
S&P Municipal Bond Index	(5.44)%	(8.08)%	1.33%	2.32%
S&P Municipal Bond Pennsylvania Index	(5.78)%	(8.27)%	1.49%	2.53%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Pennsylvania Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NQP	Performance Overview and Holding Summaries as of
August 31, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.1%
Common Stocks	9.1%
Other Assets Less Liabilities	2.9%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	165.1%
Floating Rate Obligations	(22.2)%
VRDP Shares, net of deferred offering costs	(42.9)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
Pennsylvania	97.2%
Puerto Rico	1.8%
New Jersey	1.0%
Total	100%

Portfolio Composition[1]
(% of total investments)
Health Care	19.9%
Tax Obligation/General	12.9%
Housing/Single Family	11.7%
U.S. Guaranteed	10.6%
Utilities	10.5%
Education and Civic Organizations	9.5%
Transportation	6.8%
Tax Obligation/Limited	5.8%
Other	12.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.3%
AAA	0.4%
AA	30.4%
A	26.5%
BBB	6.7%
BB or Lower	3.7%
N/R (not rated)	15.4%
N/A (not applicable)	5.6%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Pennsylvania’s personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 163.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 163.3% (100.0% of Total Investments)
	Education and Civic Organizations – 32.5% (19.9% of Total Investments)
$ 2,175	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series	7/26 at 100.00	AA	$ 2,304,173
	2016B, 5.000%, 7/01/47
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green	7/25 at 100.00	AA	1,576,380
	Series 2015A, 5.000%, 7/01/41
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D,	7/25 at 100.00	AA	1,576,380
	5.000%, 7/01/41
1,255	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	1,210,222
	4.000%, 7/01/47
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/24 at 100.00	Aa3	2,577,448
	Economic and Educational Development, Series 2014, 5.000%, 8/01/44
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB	526,541
	Basis Schools, Inc. Projects, Series 2017A, 5.125%, 7/01/37, 144A
525	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	AA–	544,493
	Basis Schools, Inc. Projects, Series 2017C, 5.000%, 7/01/47
250	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	251,260
	Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc. Projects, Series 2017F:
1,700	5.000%, 7/01/37	7/27 at 100.00	AA–	1,786,972
1,645	5.000%, 7/01/47	7/27 at 100.00	AA–	1,706,079
380	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	381,915
	Basis Schools, Inc. Projects, Series 2017G, 5.000%, 7/01/47, 144A
240	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/27 at 100.00	N/R	208,754
	Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50, 144A
420	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/29 at 100.00	BB	365,551
	Somerset Academy of Las Vegas ? Aliante and Skye Canyon Campus Projects, Series 2021A,
	4.000%, 12/15/41, 144A
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	9/27 at 100.00	BB+	368,108
	Agribusiness and Equine Center, Inc. Project, Series 2017B, 5.000%, 3/01/48, 144A
230	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	BB	229,391
	Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2018A:
615	5.000%, 7/01/38	1/28 at 100.00	AA–	644,477
1,000	5.000%, 7/01/48	1/28 at 100.00	AA–	1,035,240
455	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/26 at 100.00	BB+	480,748
	Academy of Nevada Horizon, Inspirada and St. Rose Campus Projects, Series 2018A, 5.750%,
	7/15/38, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	9/23 at 105.00	BB+	1,068,390
	Academy of Nevada Sloan Canyon Campus Project, Series 2020A-2, 6.000%, 9/15/38, 144A
160	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds	7/28 at 100.00	BB–	150,918
	Pensar Academy Project, Series 2020, 4.000%, 7/01/30, 144A
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of
	Indianapolis – Health Pavilion Project, Series 2019A:
1,645	4.000%, 10/01/39	10/29 at 100.00	BBB+	1,544,671
1,080	4.000%, 10/01/49	10/29 at 100.00	BBB+	955,368
1,500	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,566,015
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center
	for Academic Success Project, Refunding Series 2019:
$ 360	4.000%, 7/01/31	7/29 at 100.00	BBB	$ 351,770
340	4.000%, 7/01/33	7/29 at 100.00	BBB	326,383
195	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/29 at 100.00	N/R	154,592
	Arizona Autism Charter Schools Project, Social Series 2021A, 4.000%, 7/01/51, 144A
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	372,523
	Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37
490	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	507,537
	Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48
1,495	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	AA–	1,574,758
	Highland Prep Project, Series 2019, 5.000%, 1/01/43
665	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/29 at 100.00	AA–	686,586
	Legacy Traditional Schools Projects, Series 2019A, 5.000%, 7/01/49
700	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/31 at 100.00	N/R	619,899
	Legacy Traditional Schools Projects, Series 2021A, 4.000%, 7/01/41, 144A
870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/26 at 100.00	BB+	856,559
	Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid
	Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	Baa3	533,936
300	5.000%, 7/01/47	7/26 at 100.00	Baa3	304,122
2,500	Maricopa County Industrial Development Authority, Arizona, Educational Facilities	1/30 at 100.00	A2	2,634,175
	Revenue Bonds, Creighton University Projects, Series 2020, 5.000%, 7/01/47
2,095	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,227,174
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
1,155	5.000%, 6/01/40	6/24 at 100.00	A+	1,183,944
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	70,343
	Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/46, 144A
1,400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	10/22 at 100.00	BB+	1,399,902
	Eagle College Prep Project, Series 2013A, 5.000%, 7/01/43
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BBB–	807,616
	Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/24 at 100.00	BB+	526,080
	Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Legacy Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	318,537
300	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	301,233
650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB+	655,811
	Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A
1,110	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/30 at 100.00	Ba2	1,016,960
	Northwest Christian School Project, Series 2020A, 5.000%, 9/01/45, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Villa Montessori, Inc. Projects, Series 2015:
160	3.250%, 7/01/25	No Opt. Call	BBB–	157,842
400	5.000%, 7/01/35	7/25 at 100.00	BBB–	409,288
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/28 at 100.00	AA–	885,897
	Vista College Preparatory Project, Series 2018A, 4.125%, 7/01/38
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky	10/26 at 100.00	A3	2,080,685
	University Project, Series 2016, 5.000%, 10/01/36
500	Pima County Community College District, Arizona, Revenue Bonds, Series 2019,	7/28 at 100.00	Aa3	548,815
	5.000%, 7/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	$ 206,982
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Champion Schools Project, Series 2017:
120	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	106,711
680	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	580,727
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB–	201,628
	Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	35,515
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
115	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	120,549
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	6/25 at 100.00	BB	502,150
	Webster Schools Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona	7/26 at 100.00	AA	780,947
	College, Series 2017, 5.000%, 7/01/35 – BAM Insured
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	AA	804,773
	University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured
47,180	Total Education and Civic Organizations			47,912,443
	Health Care – 18.7% (11.5% of Total Investments)
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals
	Project, Refunding Series 2014A:
3,005	5.000%, 12/01/39	12/24 at 100.00	A+	3,115,554
2,860	5.000%, 12/01/42	12/24 at 100.00	A+	2,946,000
430	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, Children’s	9/30 at 100.00	A1	420,764
	National Prince County Regional Medical Center, Series 2020A, 4.000%, 9/01/40
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A+	1,334,688
	HonorHealth, Series 2019A, 5.000%, 9/01/37
3,275	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	3/31 at 100.00	A+	3,003,306
	HonorHealth, Series 2021A, 4.000%, 9/01/51
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Refunding Series 2016A:
1,250	5.000%, 1/01/32	1/27 at 100.00	AA–	1,340,212
1,000	5.000%, 1/01/35	1/27 at 100.00	AA–	1,061,330
2,000	5.000%, 1/01/38	1/27 at 100.00	AA–	2,103,740
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Series 2017A:
2,700	4.000%, 1/01/41	1/28 at 100.00	AA–	2,623,050
2,000	5.000%, 1/01/41	1/28 at 100.00	AA–	2,108,340
1,500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/30 at 100.00	AA–	1,427,715
	Variable Rate Demand Series 2019F, 4.000%, 1/01/45
2,250	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical	4/31 at 100.00	A	1,636,132
	Center, Series 2021A, 3.000%, 4/01/51
1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/26 at 100.00	A+	1,058,917
	Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A+	1,022,930
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
1,450	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/29 at 100.00	A+	1,386,969
	Yavapai Regional Medical Center, Series 2019, 4.000%, 8/01/43
1,000	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional	8/24 at 100.00	A	1,032,830
	Medical Center, Series 2014A, 5.250%, 8/01/32
27,995	Total Health Care			27,622,477

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.2% (0.7% of Total Investments)
$ 1,250	Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group –	6/29 at 100.00	AA	$ 1,199,650
	NCCU Properties LLC- North Carolina Central University, Series 2019A, 4.000%, 6/01/44 –
	BAM Insured
250	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue	10/29 at 103.00	N/R	164,563
	Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A, 5.375%, 10/01/56
500	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue	10/29 at 103.00	N/R	409,310
	Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2022A, 7.000%, 10/01/56
2,000	Total Housing/Multifamily			1,773,523
	Long-Term Care – 4.2% (2.6% of Total Investments)
585	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater	7/25 at 101.00	N/R	461,536
	Avondale Project, Series 2017, 5.375%, 1/01/38
	Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal
	Oaks Royal Oaks – Inspirata Pointe Project, Series 2020A:
1,000	5.000%, 5/15/41	5/26 at 103.00	BBB–	992,720
1,000	5.000%, 5/15/56	5/26 at 103.00	BBB–	944,050
1,840	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds,	10/25 at 101.00	N/R	1,529,794
	3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36
1,435	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of	12/29 at 102.00	N/R	1,224,959
	Tempe Project, Refunding Series 2021A, 4.000%, 12/01/38
1,080	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU	10/27 at 100.00	N/R	1,027,588
	Project, Series 2017A, 6.125%, 10/01/47, 144A
6,940	Total Long-Term Care			6,180,647
	Tax Obligation/General – 17.9% (11.0% of Total Investments)
575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation	7/27 at 100.00	AA	625,945
	Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 – BAM Insured
2,105	Golder Ranch Fire District, Pima and Pinal Counties, Arizona, General Obligation Bonds,	7/30 at 100.00	AA	2,068,120
	Series 2021, 4.000%, 7/01/45
2,315	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/28 at 100.00	Aa1	2,536,013
	Bonds, School Improvement Project 1990, Series 1990A, 5.000%, 7/01/38
630	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/27 at 100.00	Aa1	681,988
	Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation	1/23 at 100.00	Aa1	781,836
	Bonds, Series 2011, 5.000%, 7/01/23
1,500	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series	7/28 at 100.00	Aa3	1,638,090
	2018C, 5.000%, 7/01/36
1,500	Maricopa County Unified School District 69 Paradise Valley, Arizona, General Obligation	7/31 at 100.00	N/R	1,491,180
	Bonds, School Improvement Project of 2019, Series 2022C, 4.000%, 7/01/41
1,350	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation	7/25 at 102.00	Aa1	1,446,917
	Bonds, School Improvement Series 2018, 5.000%, 7/01/36
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation	7/27 at 100.00	AAA	1,392,160
	Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33
	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation
	Bonds, School Improvement Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	A1	1,090,010
1,000	5.000%, 7/01/36	7/27 at 100.00	A1	1,087,660
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017,	7/27 at 100.00	AA–	750,485
	5.000%, 7/01/36
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds,	7/24 at 100.00	AA	3,001,507
	School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured
1,330	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	1/23 at 100.00	A	1,342,382
	Improvement Project 2010 Series 2011A, 5.000%, 7/01/25
1,500	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/27 at 100.00	AA	1,631,490
	Improvement Project of 2014, Series 2017C, 5.000%, 7/01/36 – BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation
	Bonds, School improvement Project 2016, Series 2017A:
$ 620	5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	$ 672,607
1,000	5.000%, 7/01/35 – BAM Insured	7/27 at 100.00	AA	1,083,450
2,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/46	7/31 at 103.00	N/R	1,698,420
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General
	Obligation Bonds, School Improvement Project 2012, Series2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	735,492
665	4.500%, 7/01/34	7/24 at 100.00	AA–	683,580
25,440	Total Tax Obligation/General			26,439,332
	Tax Obligation/Limited – 43.0% (26.3% of Total Investments)
100	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds,	No Opt. Call	N/R	102,375
	Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A
1,250	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016,	7/26 at 100.00	AA+	1,340,512
	5.000%, 7/01/35
275	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	282,733
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,052,580
1,215	Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds,	7/30 at 100.00	N/R	1,090,341
	Assessment District 3, Series 2020, 4.000%, 7/01/45
123	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	94,597
	Series 2017A, 7.000%, 7/01/41, 144A (4)
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	1,214,550
	Series 2015, 5.000%, 7/15/39, 144A
1,810	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	1,931,976
	Series 2017, 5.000%, 7/15/42 – AGM Insured
2,445	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,507,127
	Series 2018, 4.375%, 7/15/43 – BAM Insured
1,100	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/31 at 100.00	N/R	1,080,717
	Series 2021, 4.000%, 7/15/45 – BAM Insured
484	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/23 at 100.00	N/R	484,000
	Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38
697	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/27 at 100.00	N/R	667,161
	Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43
2,280	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/30 at 100.00	N/R	1,818,938
	Bonds, Assessment District 12, Series 2021, 3.750%, 7/01/45
1,035	Eastmark Community Facilities District 2, Mesa, Arizona, General Obligation Bonds,	7/30 at 100.00	N/R	754,794
	Series 2020, 3.500%, 7/15/44
	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General
	Obligation Bonds, Refunding Series 2017:
105	5.000%, 7/15/32 – AGM Insured	7/27 at 100.00	AA	114,620
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation
	Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	10/22 at 100.00	AA	345,673
1,085	5.000%, 7/15/31	10/22 at 100.00	AA	1,087,018
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/26 at 100.00	AA	510,695
	Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	1,073,590
	Bonds, Series 2017, 5.000%, 7/15/37 – BAM Insured
590	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	632,238
	Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/30 at 100.00	AA	992,280
	Bonds, Series 2020, 4.000%, 7/15/40 – BAM Insured
2,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/32 at 100.00	N/R	2,156,200
	Bonds, Series 2022, 5.000%, 7/15/42 – AGM Insured

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 356	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment	7/27 at 100.00	N/R	$ 342,792
	Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37
	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,
	Refunding Series 2016:
545	4.000%, 7/15/32	7/26 at 100.00	A1	560,778
415	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation	No Opt. Call	A–	421,105
	Refunding Bonds, Series 2013, 5.000%, 7/15/23
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	1,522,215
1,250	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	BB	1,268,475
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,450,964
615	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds,	10/32 at 100.00	N/R	638,462
	Series 2022A, 5.000%, 10/01/39
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/26 at 100.00	BBB	211,450
	Bonds, Series 2016, 5.000%, 7/15/31
385	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/27 at 100.00	AA	408,466
	Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation	10/22 at 100.00	N/R	330,196
	Bonds, Series 2006, 5.350%, 7/15/31
1,625	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	7/30 at 100.00	AAA	1,573,130
	Lien Series 2020A, 4.000%, 7/01/45
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/22 at 100.00	A	2,509,300
	JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa	10/22 at 100.00	AA+	580,853
	Project, Series 2012, 5.000%, 7/01/38, (AMT)
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,038,360
1,600	Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%, 8/01/39	8/28 at 100.00	AA	1,609,744
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,550	4.550%, 7/01/40	7/28 at 100.00	N/R	1,549,985
2,040	5.000%, 7/01/58	7/28 at 100.00	N/R	1,979,004
1,085	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,055,987
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding
	Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	559,111
545	4.000%, 8/01/36	8/26 at 100.00	AA	560,794
1,740	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	1,894,529
	5.000%, 8/01/42
2,400	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2020,	8/30 at 100.00	AA	2,240,952
	4.000%, 8/01/50
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A:
1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	1,451,506
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,172,702
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	No Opt. Call	AAA	3,140,460
	Series 2006, 5.000%, 7/01/24
1,650	Sundance Community Facilities District, Buckeye, Arizona, General Obligation Bonds,	7/28 at 100.00	AA	1,809,951
	Refunding Series 2018, 5.000%, 7/15/39 – BAM Insured
1,150	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General	7/31 at 100.00	AA	1,180,705
	Obligation Bonds, Series 2021, 4.000%, 7/15/41 – AGM Insured
3,000	Town of Queen Creek, Arizona, Excise Tax and State Shared Revenue Obligation Bonds,	8/32 at 100.00	N/R	3,307,320
	Series 2022, 5.000%, 8/01/47
85	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	No Opt. Call	AA	85,054
	Series 2012A, 4.000%, 10/01/22 – AGM Insured
475	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds,	10/22 at 100.00	N/R	475,228
	Series 2016, 3.250%, 7/15/25, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,240	Yavapai County Jail District, Arizona, Pledged Revenue Obligation Bonds, Series 2020,	7/29 at 100.00	AA	$ 4,262,260
	4.000%, 7/01/40 – BAM Insured
63,045	Total Tax Obligation/Limited			63,526,553
	Transportation – 10.3% (6.3% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2015A:
910	5.000%, 7/01/40	7/25 at 100.00	A1	952,415
2,185	5.000%, 7/01/45	7/25 at 100.00	A1	2,277,338
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A1	2,067,300
	Series 2019B, 5.000%, 7/01/49, (AMT)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior
	Lien Series 2013:
1,785	5.000%, 7/01/30, (AMT)	7/23 at 100.00	Aa3	1,812,703
2,215	5.000%, 7/01/32, (AMT)	7/23 at 100.00	Aa3	2,247,583
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	Aa3	2,067,180
	Series 2017A, 5.000%, 7/01/47, (AMT)
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	Aa3	1,557,660
	Series 2018, 5.000%, 7/01/43, (AMT)
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue
	Bonds, Series 2019A:
975	5.000%, 7/01/33	7/29 at 100.00	A3	1,069,331
1,045	5.000%, 7/01/35	7/29 at 100.00	A3	1,134,797
14,615	Total Transportation			15,186,307
	U.S. Guaranteed – 4.6% (2.8% of Total Investments) (5)
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/24 at 100.00	AA–	1,240,800
	Series 2014A, 5.000%, 1/01/44, (Pre-refunded 1/01/24)
	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General
	Obligation Bonds, Refunding Series 2017:
550	5.000%, 7/15/32, (Pre-refunded 7/15/27) – AGM Insured	7/27 at 100.00	AA	612,540
	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,
	Refunding Series 2016:
55	4.000%, 7/15/32, (Pre-refunded 7/15/26)	7/26 at 100.00	N/R	57,973
545	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	557,900
	2013, 5.250%, 7/01/33, (Pre-refunded 7/01/23)
	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
720	5.000%, 6/01/40, (Pre-refunded 6/01/24)	6/24 at 100.00	N/R	751,118
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/24 at 100.00	AAA	2,094,020
	Series 2014A, 5.000%, 7/01/39, (Pre-refunded 7/01/24)
1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	7/27 at 100.00	AAA	1,475,338
	Series 2017, 5.000%, 7/01/36, (Pre-refunded 7/01/27)
6,390	Total U.S. Guaranteed			6,789,689
	Utilities – 30.9% (18.9% of Total Investments)
	Carefree Utilities Community Facilities District, Arizona, Water System Revenue Bonds, Series 2021:
1,005	4.000%, 7/01/41	7/31 at 100.00	A+	991,282
650	4.000%, 7/01/46	7/31 at 100.00	A+	618,143
655	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds,	1/26 at 100.00	AA+	695,558
	Series 2016, 5.000%, 1/01/36
2,500	City of Mesa, Arizona, Utility System Revenue Bonds, Series 2022C, 5.000%, 7/01/36	No Opt. Call	N/R	2,922,350
1,250	Gilbert Water Resource Municipal Property Corporation, Arizona, Utility System Revenue	7/32 at 100.00	N/R	1,224,337
	Bonds, Senior Lien Green Series 2022, 4.000%, 7/15/47
1,805	Glendale, Arizona, Water and Sewer Revenue Bonds, Senior Lien Series 2022A, 5.000%, 7/01/41	7/32 at 100.00	N/R	2,045,408
785	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien	7/26 at 100.00	AA	833,073
	Series 2016, 5.000%, 7/01/45 – AGM Insured

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2020,	7/29 at 100.00	AA	$ 1,462,170
	4.000%, 7/01/45 – AGM Insured
665	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	696,800
	Refunding Series 2017, 5.000%, 7/01/36
1,100	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,138,709
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	AA	1,180,103
	2015A, 5.000%, 7/01/36 – AGM Insured
8,750	Mesa, Arizona, Utility System Revenue Bonds, Series 2018, 5.000%, 7/01/42, (UB) (6)	7/28 at 100.00	Aa2	9,468,813
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds,	7/24 at 100.00	AA+	1,185,019
	Refunding Junior Lien Series 2014, 5.000%, 7/01/29
465	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/31 at 100.00	AAA	508,738
	Series 2021A, 5.000%, 7/01/45
695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/26 at 100.00	A+	743,504
	Series 2016, 5.000%, 7/01/35
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series	7/31 at 100.00	N/R	1,016,990
	2021B, 5.000%, 7/01/37, 144A
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	6/25 at 100.00	AA+	1,581,135
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A3	4,967,325
5,665	5.000%, 12/01/37	No Opt. Call	A3	5,981,958
	Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018:
500	5.000%, 7/01/35	7/28 at 100.00	AA+	552,535
805	5.000%, 7/01/36	7/28 at 100.00	AA+	888,100
2,105	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	11/22 at 100.00	N/R	1,949,188
	Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37, (AMT)
3,000	Yuma, Arizona, Utilities System Revenue Bonds, Series 2021, 4.000%, 7/01/40 – BAM Insured	7/31 at 100.00	N/R	2,946,180
43,160	Total Utilities			45,597,418
$ 236,765	Total Long-Term Investments (cost $247,825,690)			241,028,389
	Floating Rate Obligations – (4.7)%			(7,000,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (59.8)% (7)			(88,245,657)
	Other Assets Less Liabilities – 1.2%			1,845,807
	Net Assets Applicable to Common Shares – 100%			$ 147,628,539

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 36.6%
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See accompanying notes to financial statements.

NXJ	Nuveen New Jersey Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 157.3% (100.0% of Total Investments)
	Consumer Discretionary – 0.4% (0.3% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich
	Center Hotel/Conference Center Project, Series 2005A:
$ 2,460	5.000%, 1/01/32 (4)	10/22 at 100.00	Caa3	$ 1,661,730
1,485	5.125%, 1/01/37 (4)	10/22 at 100.00	Caa3	904,632
3,945	Total Consumer Discretionary			2,566,362
	Consumer Staples – 5.4% (3.4% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
8,850	4.000%, 6/01/37	6/28 at 100.00	A–	8,821,591
1,365	5.000%, 6/01/46	6/28 at 100.00	BBB+	1,410,291
11,680	5.250%, 6/01/46	6/28 at 100.00	BBB+	12,226,741
7,950	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	8,012,487
	Bonds, Series 2018B, 5.000%, 6/01/46
29,845	Total Consumer Staples			30,471,110
	Education and Civic Organizations – 20.4% (13.0% of Total Investments)
1,250	Atlantic County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds,	7/31 at 100.00	AA	1,177,987
	Stockton University Atlantic City Campus Phase II, Series 2021A, 4.000%, 7/01/47 – AGM Insured
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	1,797,136
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
	Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds,
	Institute of Technology CHF-Newark, LLC-NJIT Student Housing Project, Series 2021A:
1,400	4.000%, 8/01/51 – BAM Insured	8/31 at 100.00	AA	1,327,718
2,600	4.000%, 8/01/56 – BAM Insured	8/31 at 100.00	AA	2,423,798
1,500	Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University	7/30 at 100.00	AA	1,406,415
	Fossil Park & Student Center Projects, Series 2021, 4.000%, 7/01/51 – BAM Insured
1,000	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	1,001,160
	Academy Charter School, Series 2018A, 5.000%, 7/01/50
175	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	173,278
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding	No Opt. Call	A	2,124,144
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding
	Series 2017:
820	3.000%, 6/01/32	12/27 at 100.00	A	771,809
500	5.000%, 6/01/32	12/27 at 100.00	A	529,510
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	1,097,833
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,
	Refunding Series 2015D:
2,395	5.000%, 7/01/31	7/25 at 100.00	A+	2,519,732
1,600	5.000%, 7/01/33	7/25 at 100.00	A+	1,676,832
1,000	5.000%, 7/01/34	7/25 at 100.00	A+	1,046,140
5,950	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	A+	6,101,665
	Series 2014A, 5.000%, 7/01/44
5,280	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University,	No Opt. Call	AAA	6,168,624
	Refunding Series 2021C, 5.000%, 3/01/30
4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender	7/24 at 100.00	AAA	4,417,600
	Option Bond Trust 2015-XF0149, 10.580%, 7/01/44, 144A, (IF) (5)

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
$ 330	3.750%, 7/01/37	7/27 at 100.00	BB+	$ 272,234
3,830	4.000%, 7/01/42	7/27 at 100.00	BB+	3,105,402
3,885	5.000%, 7/01/47	7/27 at 100.00	BB+	3,653,221
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/25 at 100.00	BBB+	1,244,196
	Refunding Series 2015C, 5.000%, 7/01/35
775	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/27 at 100.00	BBB+	664,260
	Refunding Series 2017D, 3.500%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2013D:
685	5.000%, 7/01/38	7/23 at 100.00	BBB+	692,590
1,935	5.000%, 7/01/43	7/23 at 100.00	BBB+	1,953,673
1,980	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/26 at 100.00	BBB+	1,506,364
	Series 2016C, 3.000%, 7/01/46
860	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of	7/30 at 100.00	BBB+	785,292
	Technology Issue, Green Series 2020A, 4.000%, 7/01/50
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
1,060	5.000%, 7/01/37	7/27 at 100.00	BBB+	1,112,322
2,500	5.000%, 7/01/42	7/27 at 100.00	BBB+	2,597,300
1,050	4.000%, 7/01/47	7/27 at 100.00	BBB+	968,572
3,160	5.000%, 7/01/47	7/27 at 100.00	BBB+	3,266,144
975	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	945,867
	Elizabeth, Series 2016D, 5.000%, 7/01/46
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,	7/25 at 100.00	A3	4,662,144
	Series 2015C, 5.000%, 7/01/40
	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,
	Series 2017B:
2,000	5.000%, 7/01/42 – AGM Insured	7/27 at 100.00	AA	2,114,640
2,420	5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	2,554,286
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender
	Option Bond Trust 2015-XF0151:
251	7.000%, 12/01/23, (AMT), 144A, (IF)	12/22 at 100.00	Aaa	251,873
225	6.897%, 12/01/24, (AMT), 144A, (IF)	12/22 at 100.00	Aaa	225,243
155	7.524%, 12/01/25, (AMT), 144A, (IF)	12/22 at 100.00	Aaa	155,140
40	8.345%, 12/01/26, (AMT), 144A, (IF)	12/22 at 100.00	Aaa	40,050
745	9.125%, 12/01/27, (AMT), 144A, (IF)	12/23 at 100.00	Aaa	760,146
1,165	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/29 at 100.00	AA	1,047,405
	Refunding Senior Series 2021B, 2.500%, 12/01/40, (AMT)
11,925	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/30 at 100.00	N/R	11,039,330
	Refunding Senior Series 2022B, 4.000%, 12/01/41, (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Refunding Series 2018A:
1,585	3.750%, 12/01/30, (AMT)	6/28 at 100.00	Aaa	1,566,154
1,620	4.000%, 12/01/32, (AMT)	6/28 at 100.00	Aaa	1,628,165
1,265	4.000%, 12/01/33, (AMT)	6/28 at 100.00	Aaa	1,271,376
1,350	4.000%, 12/01/35, (AMT)	6/28 at 100.00	Aaa	1,356,318
1,230	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/29 at 100.00	BBB	887,088
	Refunding Subordinate Series 2021C, 3.250%, 12/01/51, (AMT)
2,500	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/30 at 100.00	N/R	2,534,975
	Refunding Subordinate Series 2022C, 5.000%, 12/01/52, (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Senior Lien Series 2016-1A:
2,340	3.500%, 12/01/32, (AMT)	12/25 at 100.00	Aaa	2,175,849
540	4.000%, 12/01/39, (AMT)	12/25 at 100.00	Aaa	541,339

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,030	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	Aa1	$ 1,836,825
	Senior Series 2019B, 3.250%, 12/01/39, (AMT)
765	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/28 at 100.00	Aa1	757,098
	Senior Series 2020B, 3.500%, 12/01/39, (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Series 2012-1A:
935	4.250%, 12/01/25, (AMT)	12/22 at 100.00	Aaa	937,843
305	4.375%, 12/01/26, (AMT)	12/22 at 100.00	Aaa	305,866
500	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/22 at 100.00	Aaa	502,780
	Series 2012-1B, 5.750%, 12/01/39, (AMT)
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Series 2013-1A:
79	3.500%, 12/01/23, (AMT)	12/22 at 100.00	Aaa	79,070
265	3.750%, 12/01/26, (AMT)	12/22 at 100.00	Aaa	265,074
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,
	Series 2015-1A:
2,230	4.000%, 12/01/28, (AMT)	12/24 at 100.00	Aaa	2,241,440
1,230	4.000%, 12/01/30, (AMT)	12/24 at 100.00	Aaa	1,236,162
7,070	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	12/26 at 100.00	Aaa	7,095,240
	Subordinate Series 2017-C, 4.250%, 12/01/47, (AMT)
4,795	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	A2	3,960,670
	Subordinate Series 2019C, 3.625%, 12/01/49, (AMT)
2,315	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	2,397,229
	5.000%, 7/01/45
117,015	Total Education and Civic Organizations			114,955,636
	Financials – 0.3% (0.2% of Total Investments)
1,442	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road	No Opt. Call	Ba2	1,459,805
	Landfill Project, Series 2002, 6.500%, 4/01/28
	Health Care – 22.1% (14.0% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	2/24 at 100.00	BBB+	179,681
220	5.000%, 2/15/26	2/24 at 100.00	BBB+	225,537
1,320	5.000%, 2/15/27	2/24 at 100.00	BBB+	1,351,733
1,385	5.000%, 2/15/28	2/24 at 100.00	BBB+	1,417,146
1,385	5.000%, 2/15/29	2/24 at 100.00	BBB+	1,415,484
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,543,750
3,040	5.000%, 2/15/33	2/24 at 100.00	BBB+	3,088,792
1,000	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,014,610
1,950	5.000%, 2/15/35	2/24 at 100.00	BBB+	1,976,208
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	6,157,767
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
	New Jersey Health Care Facilities Authority, Revenue Bonds, Atlanticare Health System
	Obligated Group Issue, Series 2021:
2,880	2.375%, 7/01/46	7/31 at 100.00	AA–	1,900,023
1,215	3.000%, 7/01/51	7/31 at 100.00	AA–	892,065
225	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital	10/22 at 100.00	AA–	225,533
	Corporation, Series 2008A, 5.000%, 7/01/27
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint
	Peters University Hospital, Refunding Series 2011:
1,645	6.000%, 7/01/26	10/22 at 100.00	BB+	1,647,731
3,425	6.250%, 7/01/35	10/22 at 100.00	BB+	3,431,268
3,480	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	10/22 at 100.00	BB+	3,483,967
	Peters University Hospital, Series 2007, 5.750%, 7/01/37

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,570	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	$ 2,501,972
	Corporation, Refunding Series 2016, 4.000%, 7/01/41
11,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	11,300,080
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
700	5.000%, 7/01/28	7/27 at 100.00	AA–	772,562
4,140	5.000%, 7/01/57	7/27 at 100.00	AA–	4,288,088
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical
	Center, Refunding Series 2014A:
1,310	4.000%, 7/01/45	7/24 at 100.00	A+	1,208,488
12,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	12,477,429
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42, (UB)
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health	7/23 at 100.00	AA–	1,474,505
	System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
830	5.000%, 7/01/32	7/26 at 100.00	AA	882,348
1,055	5.000%, 7/01/33	7/26 at 100.00	AA	1,118,205
1,370	5.000%, 7/01/34	7/26 at 100.00	AA	1,448,145
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood
	Johnson University Hospital Issue, Series 2014A:
4,235	5.000%, 7/01/39	7/24 at 100.00	AA–	4,371,875
5,955	5.000%, 7/01/43	7/24 at 100.00	AA–	6,120,549
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	4,018,890
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
4,320	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	4,523,731
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas
	Health Obligated Group, Series 2021A:
725	4.000%, 7/01/45	7/31 at 100.00	N/R	695,696
1,000	3.000%, 7/01/51	7/31 at 100.00	N/R	745,520
1,000	4.000%, 7/01/51	7/31 at 100.00	N/R	934,500
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
1,600	3.000%, 7/01/32	7/26 at 100.00	BBB–	1,440,672
1,135	4.000%, 7/01/34	7/26 at 100.00	BBB–	1,103,833
1,600	5.000%, 7/01/35	7/26 at 100.00	BBB–	1,639,056
2,700	5.000%, 7/01/36	7/26 at 100.00	BBB–	2,757,996
3,095	5.000%, 7/01/41	7/26 at 100.00	BBB–	3,129,757
6,655	4.000%, 7/01/48	7/26 at 100.00	BBB–	5,958,554
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
5,115	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	5,118,018
3,910	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	4,000,634
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health
	System Obligated Group, Series 2019:
3,655	4.000%, 7/01/44	7/29 at 100.00	A+	3,462,710
8,350	3.000%, 7/01/49	7/29 at 100.00	A+	5,860,531
127,375	Total Health Care			124,305,639
	Housing/Multifamily – 5.4% (3.4% of Total Investments)
1,845	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	B	1,739,780
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	Ba3	1,737,417
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 6,575	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB–	$ 5,934,727
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
3,470	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Cherry	No Opt. Call	N/R	2,731,187
	Garden Apartments Project, Series 2021B, 2.375%, 1/01/39
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds,
	Series 2013-2:
2,165	4.350%, 11/01/33, (AMT)	11/22 at 100.00	AA	2,166,797
1,235	4.600%, 11/01/38, (AMT)	11/22 at 100.00	AA	1,236,099
1,235	4.750%, 11/01/46, (AMT)	11/22 at 100.00	AA	1,235,877
4,320	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	3,999,974
	4.000%, 11/01/45
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D:
1,125	3.900%, 11/01/32, (AMT)	5/26 at 100.00	AA–	1,114,796
1,750	4.250%, 11/01/37, (AMT)	5/26 at 100.00	AA–	1,721,335
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A:
1,150	2.300%, 11/01/40	11/29 at 100.00	AA–	854,726
500	2.450%, 11/01/45	11/29 at 100.00	AA–	349,540
1,000	2.550%, 11/01/50	11/29 at 100.00	AA–	674,090
1,000	2.625%, 11/01/56	11/29 at 100.00	AA–	654,630
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2021A:
1,500	2.250%, 11/01/36	11/30 at 100.00	N/R	1,208,970
1,270	2.650%, 11/01/46	11/30 at 100.00	N/R	928,891
1,445	2.700%, 11/01/51	11/30 at 100.00	N/R	1,013,248
1,310	2.750%, 11/01/56	11/30 at 100.00	N/R	893,957
34,795	Total Housing/Multifamily			30,196,041
	Housing/Single Family – 8.8% (5.6% of Total Investments)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
5,460	3.600%, 4/01/33	10/27 at 100.00	AA	5,444,603
3,385	3.750%, 10/01/35	10/27 at 100.00	AA	3,295,568
2,920	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	10/27 at 100.00	AA	2,896,669
	Series 2018B, 3.800%, 10/01/32, (AMT)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2019C:
4,835	3.500%, 10/01/34, (UB) (5)	4/28 at 100.00	AA	4,653,543
4,835	3.850%, 10/01/39, (UB) (5)	4/28 at 100.00	AA	4,615,346
3,295	3.950%, 10/01/44, (UB) (5)	4/28 at 100.00	AA	3,070,808
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2020E:
5,155	2.050%, 10/01/35	4/29 at 100.00	AA	4,171,477
6,685	2.250%, 10/01/40	4/29 at 100.00	AA	5,108,744
3,445	2.400%, 10/01/45	4/29 at 100.00	AA	2,677,144
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2021H:
5,995	1.900%, 10/01/36	4/30 at 100.00	AA	4,580,960
4,735	2.150%, 10/01/41	4/30 at 100.00	AA	3,458,728
8,255	2.400%, 4/01/52	4/30 at 100.00	AA	5,552,808
59,000	Total Housing/Single Family			49,526,398
	Long-Term Care – 0.8% (0.5% of Total Investments)
1,110	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	1,065,889
	Series 2014, 5.250%, 1/01/44
2,755	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	2,237,418
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,440	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	$ 1,160,726
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
5,305	Total Long-Term Care			4,464,033
	Tax Obligation/General – 13.7% (8.7% of Total Investments)
440	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	1/28 at 100.00	AA	434,465
	Bonds, Technical High School Project, Series 2018, 3.125%, 1/15/32 – BAM Insured
2,920	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	2,814,004
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
	Cumberland County, New Jersey, General Obligation Bonds, Series 2021:
1,470	2.000%, 5/15/30	5/28 at 100.00	AA–	1,306,874
1,475	2.000%, 5/15/31	5/28 at 100.00	AA–	1,269,783
	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,
	Refunding Series 2007:
4,150	5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aaa	4,184,030
680	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation	12/27 at 100.00	AA	610,851
	Bonds, Series 2017, 3.250%, 12/15/38
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
1,340	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	1,322,473
1,110	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	1,097,712
1,255	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	1,219,509
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan
	Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
375	3.250%, 8/01/34	8/25 at 100.00	AA	359,797
1,040	5.000%, 8/01/42	8/25 at 100.00	AA	1,081,881
2,000	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,	10/30 at 100.00	AA	1,861,200
	Hudson County Courthouse Project, Series 2020, 4.000%, 10/01/51
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,
	Hudson County Vocational Technical Schools Project, Series 2016:
10,310	5.000%, 5/01/46	5/26 at 100.00	AA	10,750,031
3,700	5.250%, 5/01/51	5/26 at 100.00	AA	3,882,595
5,000	Jersey City, New Jersey, General Obligation Bonds, General Improvement Series 2022A,	2/29 at 100.00	N/R	4,405,250
	3.000%, 2/15/37
	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement
	Series 2017A:
1,000	5.000%, 11/01/29	11/27 at 100.00	AA–	1,112,310
515	5.000%, 11/01/31	11/27 at 100.00	AA–	568,591
440	5.000%, 11/01/33	11/27 at 100.00	AA–	482,587
	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue
	Bonds, Series 2021A:
2,140	3.000%, 3/01/32	3/31 at 100.00	AAA	2,094,482
2,125	3.000%, 3/01/33	3/31 at 100.00	AAA	2,018,028
1,000	3.000%, 3/01/36	3/31 at 100.00	AAA	907,080
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	779,486
	Parking Utility Series 2014A, 5.000%, 1/01/37
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2012:
465	5.000%, 9/01/28	10/22 at 100.00	A+	465,865
610	5.000%, 9/01/29	10/22 at 100.00	A+	611,104
300	5.000%, 9/01/31	10/22 at 100.00	A+	300,504
250	3.625%, 9/01/34	10/22 at 100.00	A+	248,965
2,190	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series	9/27 at 100.00	AA	2,096,706
	2017, 4.000%, 9/15/44 – AGM Insured
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
4,000	4.000%, 6/01/31	No Opt. Call	A3	4,271,880
3,120	3.000%, 6/01/32	No Opt. Call	A3	2,986,058
545	4.000%, 6/01/32	No Opt. Call	A3	582,218
3,115	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A3	2,494,523

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Newark Board of Education, Essex County, New Jersey, General Obligation Bonds, School
	Energy Savings Series 2021:
$ 750	3.000%, 7/15/38 – BAM Insured	7/31 at 100.00	AA	$ 628,373
755	3.000%, 7/15/39 – BAM Insured	7/31 at 100.00	AA	622,497
1,000	3.000%, 7/15/40 – BAM Insured	7/31 at 100.00	AA	798,510
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
2,379	4.000%, 7/01/33	7/31 at 103.00	N/R	2,229,147
1,514	4.000%, 7/01/35	7/31 at 103.00	N/R	1,392,047
	South Orange Village Township, New Jersey, General Obligation Bonds, Refunding Series 2020:
500	4.000%, 1/15/23	No Opt. Call	AA–	503,090
400	4.000%, 1/15/25	No Opt. Call	AA–	413,616
500	4.000%, 1/15/26	No Opt. Call	AA–	523,575
5,145	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue	10/22 at 100.00	AA+	5,153,644
	Bonds, Covantan Union Inc. Lessee, Refunding Series 2011B, 5.250%, 12/01/31, (AMT)
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	10/22 at 100.00	Aaa	2,518,295
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
2,170	Union County, New Jersey, General Obligation Bonds, Series 2018, 3.000%, 3/01/27	9/25 at 100.00	Aaa	2,198,579
1,515	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	Aa3	1,673,196
	Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured
78,983	Total Tax Obligation/General			77,275,411
	Tax Obligation/Limited – 36.3% (23.1% of Total Investments)
2,630	Bergen County Improvement Authority, New Jersey, County Guaranteed Revenue Bonds, Bergen	8/32 at 100.00	N/R	2,929,373
	New Bridge Medical Center Project, Series 2022, 5.000%, 8/01/47
3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County	No Opt. Call	Aaa	4,171,715
	Administration Complex Project, Series 2005, 5.000%, 11/15/26
1,000	Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds, Boro Ridgefield	10/30 at 100.00	Aaa	982,000
	Project, County Guaranteed Series 2020, 4.000%, 10/15/42
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,735,490
	Series 2003B, 0.000%, 11/01/25 – AGM Insured
2,230	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,493,140
	Series 2005A, 5.750%, 11/01/28 – AGM Insured
5,445	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	Baa1	5,491,882
	Series 2017B, 4.500%, 6/15/40
5,575	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	Baa3	5,379,931
	Refunding Subordinate Series 2017A, 3.375%, 7/01/30
6,000	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	Baa1	6,377,100
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25
6,385	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	Baa1	6,612,114
	2014UU, 5.000%, 6/15/27
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2015WW:
11,455	5.250%, 6/15/40	6/25 at 100.00	Baa1	11,827,288
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social
	Series 2021QQQ:
1,300	5.000%, 6/15/31	12/30 at 100.00	Baa1	1,436,812
1,000	5.000%, 6/15/32	12/30 at 100.00	Baa1	1,095,740
5,020	New Jersey Economic Development Authority, School Facilities Construction Financing	6/24 at 100.00	Baa1	5,201,674
	Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
1,140	5.000%, 6/15/29	6/26 at 100.00	A+	1,225,112
655	5.000%, 6/15/30	6/26 at 100.00	A+	702,160

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB:
$ 1,250	3.000%, 6/15/50	12/31 at 100.00	N/R	$ 899,550
2,000	4.000%, 6/15/50	12/31 at 100.00	N/R	1,810,020
32,965	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	24,023,573
	Appreciation Series 2010A, 0.000%, 12/15/30
8,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	Baa1	8,182,990
	Series 2006A, 5.500%, 12/15/22
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
37,600	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	25,584,168
39,090	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	25,272,858
5,160	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	3,168,137
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	7,322,630
	2010D, 5.000%, 12/15/24
45	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	Baa1	45,554
	2013AA, 5.000%, 6/15/36
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
1,150	5.000%, 12/15/35	12/28 at 100.00	Baa1	1,216,516
440	5.000%, 12/15/36	12/28 at 100.00	Baa1	464,156
4,950	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	Baa1	4,760,663
	2019A, 4.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
750	4.000%, 6/15/44	12/28 at 100.00	Baa1	694,012
7,010	3.500%, 6/15/46	12/28 at 100.00	Baa1	5,642,139
2,900	4.000%, 6/15/50	12/28 at 100.00	Baa1	2,624,529
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
5,875	5.000%, 6/15/45	12/30 at 100.00	Baa1	6,101,481
3,435	3.000%, 6/15/50	12/30 at 100.00	Baa1	2,484,982
1,175	4.000%, 6/15/50	12/30 at 100.00	Baa1	1,063,387
1,320	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/31 at 100.00	Baa1	1,301,335
	2021A, 4.000%, 6/15/34
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/25 at 100.00	AA	3,850,543
	Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36
4,005	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	10/22 at 100.00	Aa1	3,958,782
	Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35
1,590	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,542,459
	2018A-1, 5.000%, 7/01/58
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
2,560	4.329%, 7/01/40	7/28 at 100.00	N/R	2,491,546
205	4.784%, 7/01/58	7/28 at 100.00	N/R	191,695
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019:
285	18.937%, 5/01/28, 144A, (IF) (5)	No Opt. Call	Aaa	506,354
285	18.996%, 5/01/29, 144A, (IF) (5)	No Opt. Call	Aaa	536,817
200	18.996%, 5/01/30, 144A, (IF) (5)	No Opt. Call	Aaa	395,350
370	18.814%, 5/01/31, 144A, (IF) (5)	No Opt. Call	Aaa	755,769
385	18.908%, 5/01/32, 144A, (IF) (5)	No Opt. Call	Aaa	815,773
400	18.912%, 5/01/33, 144A, (IF) (5)	No Opt. Call	Aaa	872,168
415	18.996%, 5/01/34, 144A, (IF) (5)	No Opt. Call	Aaa	929,957
3,975	Union County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds,	No Opt. Call	AA+	6,120,586
	Series 2019-XG0221, 13.706%, 3/01/34, 144A, (IF) (5)
237,370	Total Tax Obligation/Limited			204,292,010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 24.5% (15.6% of Total Investments)
$ 2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A,	1/23 at 100.00	A1	$ 2,416,824
	5.000%, 1/01/42
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,322,368
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	5,912,735
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	7,991,802
2,580	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019,	1/29 at 100.00	A1	2,501,568
	4.000%, 1/01/44
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,023,330
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	2,881,025
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2019B:
2,005	5.000%, 7/01/28	No Opt. Call	A1	2,268,798
1,520	5.000%, 7/01/29	No Opt. Call	A1	1,735,171
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
2,820	5.000%, 7/01/42	7/27 at 100.00	A1	3,017,710
10,210	5.000%, 7/01/47	7/27 at 100.00	A1	10,827,501
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2019A:
1,050	5.000%, 7/01/28	No Opt. Call	A1	1,188,149
1,350	5.000%, 7/01/29	No Opt. Call	A1	1,541,106
1,015	5.000%, 7/01/30	7/29 at 100.00	A1	1,153,801
7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	7,120,194
	5.000%, 1/01/40
2,325	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	2,487,471
	5.000%, 1/01/37
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
1,800	5.000%, 1/01/24	1/23 at 100.00	A	1,816,200
1,635	5.000%, 1/01/25	1/23 at 100.00	A	1,648,554
1,875	5.000%, 1/01/26	1/23 at 100.00	A	1,890,225
3,525	5.000%, 1/01/27	1/23 at 100.00	A	3,552,918
5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB+	5,659,656
	Replacement Project, Series 2013, 5.625%, 1/01/52, (AMT)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc., Series 1999:
275	5.125%, 9/15/23, (AMT)	10/22 at 101.00	Ba3	278,030
1,800	5.250%, 9/15/29, (AMT)	10/22 at 101.00	Ba3	1,819,962
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	Ba3	2,314,080
	Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30, (AMT)
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark
	Container Terminal LLC Project, Refunding Series 2017:
5,660	5.000%, 10/01/37, (AMT)	10/27 at 100.00	Baa3	5,875,476
7,440	5.000%, 10/01/47, (AMT)	10/27 at 100.00	Baa3	7,620,495
6,570	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	6,793,051
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	3,506,483
4,050	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	3,887,271
2,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022A, 4.000%, 1/01/43	7/32 at 100.00	N/R	2,392,175
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck	10/22 at 100.00	A2	2,753,575
	Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured
7,235	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	7,419,275
	Seventy Ninth Series 2013, 5.000%, 12/01/43

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	1/23 at 100.00	Aa3	$ 4,612,850
	Seventy Seventh Series 2013, 4.000%, 1/15/43, (AMT)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Eighteen Series 2019:
8,000	4.000%, 11/01/41, (AMT), (UB) (5)	11/29 at 100.00	Aa3	7,422,960
4,000	4.000%, 11/01/47, (AMT), (UB) (5)	11/29 at 100.00	Aa3	3,607,600
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Fourteen Series 2019:
4,500	4.000%, 9/01/38, (AMT), (UB) (5)	9/29 at 100.00	Aa3	4,324,140
2,500	4.000%, 9/01/39, (AMT), (UB) (5)	9/29 at 100.00	Aa3	2,356,575
1,040	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	BBB+	1,088,974
	Series 2020A, 5.000%, 11/01/45
136,130	Total Transportation			138,030,078
	U.S. Guaranteed – 13.6% (8.6% of Total Investments) (6)
2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	9/24 at 100.00	AA	2,338,631
	Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39, (Pre-refunded 9/01/24) –
	AGM Insured
	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,
	Refunding Series 2007:
25	5.250%, 12/15/22 – AMBAC Insured, (ETM)	No Opt. Call	Aaa	25,214
5,000	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BB+	5,097,750
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34, (Pre-refunded 7/01/23)
1,410	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BB+	1,471,110
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29, (Pre-refunded 7/01/24)
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3	2,645,336
	Revenue Bonds, Tender Option Bond 2016-XF2357, Formerly Tender Option Bond Trust 3359,
	18.143%, 6/15/46, (Pre-refunded 6/15/23), 144A, (IF) (5)
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW:
660	5.250%, 6/15/40, (Pre-refunded 6/15/25)	6/25 at 100.00	N/R	709,922
15,670	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	10/22 at 100.00	A+	15,692,251
	Water Company, Series 2012C, 4.250%, 10/01/47, (Pre-refunded 10/01/22), (AMT)
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey
	Issue, Series 2013A:
2,475	5.000%, 7/01/38, (Pre-refunded 7/01/23)	7/23 at 100.00	A	2,528,534
3,250	5.000%, 7/01/43, (Pre-refunded 7/01/23)	7/23 at 100.00	A	3,320,298
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical
	Center, Refunding Series 2014A:
2,055	5.000%, 7/01/45, (Pre-refunded 7/01/24)	7/24 at 100.00	A+	2,147,824
4,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health	No Opt. Call	N/R	4,287,951
	System Obligated Group Issue, Refunding Series 2012, 3.750%, 7/01/27, (ETM)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
2,570	5.250%, 7/01/31, (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	2,630,832
555	5.250%, 7/01/31, (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	567,215
1,285	5.500%, 7/01/43, (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	1,318,050
275	5.500%, 7/01/43, (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	281,614
2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	2,379,214
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37, (Pre-refunded 8/15/23)
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28,	1/23 at 100.00	A+	7,688,656
	(Pre-refunded 1/01/23)
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series	No Opt. Call	Baa2	15,474,571
	2001A, 0.000%, 8/01/23 – NPFG Insured, (ETM)
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356,	5/23 at 100.00	Aa3	2,324,699
	Formerly Tender Option Bond Trust 3339, 18.183%, 5/01/43, (Pre-refunded 5/01/23), 144A, (IF) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$ 975	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	$ 993,057
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23, (AMT), (ETM)
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds,
	Refunding Series 2015:
1,000	5.000%, 2/15/34, (Pre-refunded 2/15/25)	2/25 at 100.00	AA	1,062,270
1,395	5.000%, 2/15/35, (Pre-refunded 2/15/25)	2/25 at 100.00	AA	1,481,867
75,420	Total U.S. Guaranteed			76,466,866
	Utilities – 5.6% (3.6% of Total Investments)
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy
	Partners, LLC Project, Series 2012A:
1,000	4.750%, 6/15/32, (AMT)	10/22 at 100.00	Baa2	1,000,560
1,225	5.125%, 6/15/43, (AMT)	10/22 at 100.00	Baa2	1,225,894
1,950	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	A1	1,581,099
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
2,355	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	8/29 at 100.00	A+	2,096,680
	Water Company, Series 2019, 4.000%, 8/01/59, (AMT)
3,505	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	No Opt. Call	A+	3,458,173
	Jersey-American Water Company Inc. Project, Refunding Series 2020B, 1.200%, 11/01/34, (AMT),
	(Mandatory Put 6/01/23)
5,220	New Jersey Infrastructure Bank, Environmental Infrastructure Bonds, Green Series	9/30 at 100.00	AAA	4,803,549
	2021A-1, 3.000%, 9/01/34
2,700	Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds,	No Opt. Call	AA	3,108,591
	Refunding Series 2018, 5.000%, 3/01/37
1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series	No Opt. Call	N/R	1,570,845
	2020A, 5.000%, 7/01/30, 144A
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series	7/31 at 100.00	N/R	884,270
	2021B, 4.000%, 7/01/42, 144A
13,000	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic	No Opt. Call	A	11,760,060
	City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29
33,455	Total Utilities			31,489,721
$ 940,080	Total Long-Term Investments (cost $913,780,474)			885,499,110
	Floating Rate Obligations – (6.0)%			(33,910,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (55.5)% (7)			(312,651,468)
	Other Assets Less Liabilities – 4.2%			23,905,837
	Net Assets Applicable to Common Shares – 100%			$ 562,843,479

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.3%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See accompanying notes to financial statements.

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 160.7% (98.9% of Total Investments)
	MUNICIPAL BONDS – 158.8% (98.9% of Total Investments)
	Consumer Discretionary – 1.0% (0.6% of Total Investments)
$ 2,680	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	$ 2,680,911
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
	Consumer Staples – 4.6% (2.9% of Total Investments)
20,605	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	2,494,235
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
1,025	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	918,718
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
9,405	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	8,957,980
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
31,035	Total Consumer Staples			12,370,933
	Education and Civic Organizations – 18.9% (11.8% of Total Investments)
725	\Allen County Port Authority Economic Development, Ohio, Revenue Bonds, University of	6/31 at 100.00	BBB–	647,577
	Northwestern, Refunding Series 2021A, 4.000%, 12/01/40
	Lorain County Community College District, Ohio, General Receipts Revenue Bonds,
	Refunding Series 2017:
1,305	5.000%, 12/01/32	6/27 at 100.00	Aa2	1,420,010
1,200	5.000%, 12/01/33	6/27 at 100.00	Aa2	1,301,892
505	5.000%, 12/01/34	6/27 at 100.00	Aa2	546,718
	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2014:
4,375	5.000%, 9/01/33	9/24 at 100.00	AA	4,535,037
2,500	4.000%, 9/01/39	9/24 at 100.00	AA	2,487,100
2,585	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2017,	9/26 at 100.00	AA	2,738,782
	5.000%, 9/01/41
	Miami University of Ohio, General Receipts Revenue Bonds, Refunding Series 2020A:
1,810	4.000%, 9/01/39	9/30 at 100.00	N/R	1,791,882
4,000	4.000%, 9/01/45	9/30 at 100.00	AA	3,848,440
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton,	12/22 at 100.00	A+	5,032,050
	Refunding Series 2013, 5.000%, 12/01/43
	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds,
	John Carroll University 2022 Project, Series 2022:
1,250	4.000%, 10/01/42	10/31 at 100.00	N/R	1,138,200
1,250	4.000%, 10/01/47	10/31 at 100.00	N/R	1,104,588
3,410	Ohio Higher Educational Facility Commission, Revenue Bonds, Case Western Reserve	12/31 at 100.00	N/R	3,237,659
	University Project, Refunding Series 2021A, 4.000%, 12/01/44
725	Ohio Higher Educational Facility Commission, Revenue Bonds, Otterbein University 2022	12/31 at 100.00	N/R	647,070
	Project, Series 2022A, 4.000%, 12/01/46
1,000	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program II, Green	12/31 at 100.00	N/R	1,016,860
	Series 2021A, 4.000%, 12/01/38
1,000	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program, Series	No Opt. Call	Aa1	1,151,600
	2020A, 5.000%, 12/01/29
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,014,530
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
	University of Akron, Ohio, General Receipts Bonds, Series 2021A:
1,535	5.000%, 1/01/30 – BAM Insured	No Opt. Call	N/R	1,736,714
3,390	5.000%, 1/01/32 – BAM Insured	No Opt. Call	N/R	3,878,465

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	University of Cincinnati, Ohio, General Receipts Bonds, Green Bond Series 2014C,	12/24 at 100.00	AA–	$ 1,026,650
	5.000%, 6/01/41
3,175	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA–	3,308,572
1,375	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,330,436
	Project, Series 2019A, 4.000%, 5/01/44
	Youngstown State University, Ohio, General Receipts Bonds, Series 2017:
1,555	5.000%, 12/15/29	12/26 at 100.00	A+	1,691,762
1,670	5.000%, 12/15/30	12/26 at 100.00	A+	1,810,664
	Youngstown State University, Ohio, General Receipts Bonds, Series 2021:
1,335	4.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	1,436,153
1,000	4.000%, 12/15/32 – AGM Insured	6/31 at 100.00	AA	1,073,750
49,675	Total Education and Civic Organizations			50,953,161
	Health Care – 13.5% (8.4% of Total Investments)
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated
	Group Project, Refunding & Improvement Series 2017:
2,250	5.000%, 12/01/37	12/27 at 100.00	A–	2,352,285
1,000	5.000%, 12/01/47	12/27 at 100.00	A–	1,030,950
6,500	Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities	1/29 at 100.00	AA	6,167,525
	Authority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46
2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	2,823,725
	Group, Series 2019A, 4.000%, 11/15/43
1,660	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,508,840
	Series 2019A-2, 4.000%, 8/01/49
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	2,348,952
	Project, Series 2013, 5.000%, 6/15/43
1,730	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	1,827,589
	5.000%, 12/01/47
200	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2019A,	12/29 at 100.00	AA–	185,186
	4.000%, 12/01/49
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	BB+	5,927,894
	Obligated Group Project, Series 2013, 5.000%, 2/15/44
4,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	4,263,210
	Health Obligated Group, Series 2019A, 4.000%, 11/01/52
2,090	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group,	1/28 at 100.00	AA	2,290,975
	Refunding Series 2017A, 5.000%, 1/01/33
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,006,530
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,012,480
1,900	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	1,967,260
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/49
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	509,385
	2019A-1, 4.000%, 8/01/44
36,835	Total Health Care			36,222,786
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
2,500	Columbus Metropolitan Housing Authority, Ohio, General Revenue Bonds, Series 2021,	8/31 at 100.00	A+	2,526,950
	4.000%, 8/01/36
	Tax Obligation/General – 20.3% (12.6% of Total Investments)
2,500	Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds,	11/27 at 100.00	AA	2,692,275
	School Facilities Construction & Improvement Series 2017, 5.000%, 11/01/54
1,050	Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 12/01/43	6/28 at 100.00	AA+	1,126,913

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2022A:
$ 1,000	5.000%, 12/01/44	12/32 at 100.00	N/R	$ 1,101,340
1,000	5.000%, 12/01/47	12/32 at 100.00	N/R	1,097,210
1,000	5.000%, 12/01/51	12/32 at 100.00	N/R	1,092,750
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds,
	Refunding Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	3,685,007
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	4,812,066
2,250	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	2,566,867
500	Cuyahoga County, Ohio, General Obligation Bonds, Refunding & Capital Improvement Series	6/30 at 100.00	AA	524,295
	2020A, 4.000%, 12/01/34
2,425	Cuyahoga Falls City School District, Summit County, Ohio, General Obligation Bonds,	6/28 at 100.00	AA	2,272,613
	School Improvement Series 2021, 4.000%, 12/01/51 – BAM Insured
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	961,326
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,064,610
1,005	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds,	6/29 at 100.00	AA+	1,091,490
	School Facilities Construction & Improvement Series 2019, 5.000%, 12/01/53
	Lorain County, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2020B:
345	4.000%, 12/01/29	12/25 at 100.00	Aa2	359,780
145	4.000%, 12/01/30	12/25 at 100.00	Aa2	150,858
240	4.000%, 12/01/40	12/25 at 100.00	Aa2	240,511
460	4.000%, 12/01/45	12/25 at 100.00	Aa2	448,758
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	5,205,600
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa3	1,389,107
	2006, 5.500%, 12/01/24 – AMBAC Insured
2,535	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series	12/28 at 100.00	N/R	2,428,276
	2019, 4.000%, 12/01/48
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	2,782,350
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,384,988
1,365	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2020C,	3/31 at 100.00	AA+	1,535,871
	5.000%, 3/01/37
3,195	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2021A,	3/32 at 100.00	N/R	3,226,247
	4.000%, 3/01/39
4,000	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation	1/28 at 100.00	Aa2	3,787,400
	Bonds, School Improvement Series 2018A, 4.000%, 1/15/55
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	AA	1,753,740
	Bonds, Refunding Series 2007, 5.250%, 12/01/32
750	Springboro, Ohio, General Obligation Bonds, Golf Course Limited Tax Refunding Series	12/30 at 100.00	N/R	812,910
	2022, 5.000%, 12/01/41
1,000	Summit County, Ohio, General Obligation Bonds, Various Purpose Improvement Series 2022,	6/32 at 100.00	N/R	1,104,000
	5.000%, 12/01/43
1,600	Sycamore Community School District, Hamilton County, Ohio, General Obligation Bonds,	6/29 at 100.00	AAA	1,569,312
	School Improvement Series 2020, 4.000%, 12/01/45
1,200	Toledo, Ohio, General Obligation Bonds, Limited Tax Capital Improvement Series 2020,	12/30 at 100.00	A2	1,242,624
	4.000%, 12/01/35
1,100	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School	12/26 at 100.00	N/R	1,036,904
	Improvement Series 2021, 4.000%, 12/01/51
53,765	Total Tax Obligation/General			54,547,998

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 28.1% (17.5% of Total Investments)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2017B-2:
$ 1,250	5.000%, 10/01/31	4/28 at 100.00	AA	$ 1,386,775
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,105,690
	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Refunding
	Subordinate Lien Series 2021A-1:
360	4.000%, 10/01/29	No Opt. Call	AA	390,585
355	4.000%, 10/01/30	No Opt. Call	AA	385,999
	Cleveland, Ohio, Income Tax Revenue Bonds, Subordinate Lien Improvement and Refunding
	Series 2017A-2:
435	5.000%, 10/01/30	10/27 at 100.00	AA	480,666
700	5.000%, 10/01/33	10/27 at 100.00	AA	768,607
500	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	6/29 at 100.00	N/R	504,510
	Bridge Park D Block Project, Series 2019A-1, 5.000%, 12/01/51
860	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	No Opt. Call	N/R	870,810
	Easton Project, Series 2020, 5.000%, 6/01/28, 144A
4,185	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Ballpark Improvement Project, Series	1/31 at 100.00	N/R	4,304,775
	2022A, 4.000%, 1/01/37
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,019,667
2,500	Franklin County Convention Facilities Authority, Ohio, Lease Appropriation Bonds,	12/29 at 100.00	AA	2,698,050
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/46
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
2,120	5.000%, 6/01/36	6/28 at 100.00	AAA	2,330,410
1,155	5.000%, 6/01/37	6/28 at 100.00	AAA	1,267,197
9,500	5.000%, 6/01/43	6/28 at 100.00	AAA	10,308,925
2,535	5.000%, 6/01/48	6/28 at 100.00	AAA	2,751,489
1,320	Great Oaks Career Campuses Board of Education, Brown, Butler, Clermont, Clinton,	12/29 at 100.00	Aa1	1,329,372
	Fayette, Greene, Hamilton, Highland, Madison, Pickaway, Ross and Warren, Ohio, Certificates
	of Participation, School Improvement Project, Series 2021, 4.000%, 12/01/39
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 –	No Opt. Call	AA	4,555,676
	AGM Insured
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I:
1,000	4.000%, 10/15/49	10/29 at 100.00	Aa2	946,590
5,000	4.000%, 4/15/54	10/29 at 100.00	Aa2	4,544,650
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,	10/22 at 100.00	Aa3	1,002,110
	Series 2012C, 5.000%, 10/01/24
2,000	Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile Correctional Building	4/29 at 100.00	AA	2,207,220
	Fund Projects, Series 2019A, 5.000%, 4/01/37
1,080	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement	No Opt. Call	AA	1,268,006
	Fund Projects, Series 2020A, 5.000%, 12/01/31
1,635	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement	No Opt. Call	N/R	1,888,687
	Fund Projects, Series 2022A, 5.000%, 12/01/29
955	Ohio State, Major New State Infrastructure Project Revenue Bonds, Series 2021-1A,	No Opt. Call	AA	1,125,850
	5.000%, 12/15/32
1,250	Pickaway County, Ohio, Sales Tax Special Obligation Bonds, Series 2019, 5.000%, 12/01/48	12/28 at 100.00	AA	1,379,200
1,845	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community	12/25 at 100.00	AA	1,900,073
	Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured
520	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue	12/28 at 100.00	N/R	426,660
	Bonds, Series 2021, 4.250%, 12/01/50, 144A
400	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development	12/28 at 100.00	N/R	381,304
	TIF Revenue Bonds, RBM Development – Phase 2B Project, Series 2018A, 6.000%, 12/01/50
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	815,380
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 6,450	4.500%, 7/01/34	7/25 at 100.00	N/R	$ 6,500,762
3,580	4.550%, 7/01/40	7/28 at 100.00	N/R	3,579,964
1,780	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,779,982
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of
	Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,655,873
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,207,872
1,000	United Local School District, Columbiana County, Certificates of Participation, School	12/30 at 100.00	AA	1,009,640
	Facilities Project, Series 2021, 4.000%, 12/01/38 – BAM Insured
1,695	Wayne County Public Library, Ohio, Special Obligation, – Library Facilities Notes,	12/29 at 100.00	N/R	1,805,819
	Series 2022, 5.000%, 12/01/47
2,450	Westerville City School District, Franklin and Delaware Counties, Ohio, Certificates of	12/27 at 100.00	Aa2	2,654,183
	Participation, School Facilities Project, Series 2018, 5.000%, 12/01/39
73,745	Total Tax Obligation/Limited			75,539,028
	Transportation – 17.1% (10.6% of Total Investments)
	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2015B:
860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	878,215
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	510,225
5,345	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A,	1/28 at 100.00	A+	5,686,706
	5.000%, 1/01/43
1,085	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	N/R	1,073,271
	4.000%, 1/01/39
750	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds,	1/30 at 100.00	A3	763,830
	University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/50
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth
	Bypass Project, Series 2015:
2,500	5.000%, 12/31/35 – AGM Insured, (AMT)	6/25 at 100.00	AA	2,592,125
3,000	5.000%, 12/31/39 – AGM Insured, (AMT)	6/25 at 100.00	AA	3,097,500
4,250	5.000%, 6/30/53, (AMT)	6/25 at 100.00	A3	4,298,195
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	Aa3	2,750,350
11,260	0.000%, 2/15/38	No Opt. Call	Aa3	5,868,712
5,000	0.000%, 2/15/40	No Opt. Call	Aa3	2,334,900
15,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission,	2/28 at 100.00	Aa3	16,045,650
	Infrastructure Projects, Junior Lien Series 2018A, 5.000%, 2/15/46, (UB)
54,550	Total Transportation			45,899,679
	U.S. Guaranteed – 36.4% (22.7% of Total Investments) (5)
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/23 at 100.00	AA–	3,050,160
	Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38,
	(Pre-refunded 5/15/23)
8,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/46,	12/26 at 100.00	AAA	8,835,440
	(Pre-refunded 12/01/26)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2013A-2:
1,520	5.000%, 10/01/30, (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,563,122
1,600	5.000%, 10/01/31, (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,645,392
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2015A-2:
2,705	5.000%, 10/01/37, (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	2,775,871
8,045	5.000%, 10/01/37, (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	8,273,237

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$ 3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series	11/23 at 100.00	AA	$ 3,094,410
	2014A-1, 5.000%, 11/15/38, (Pre-refunded 11/15/23)
945	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014,	12/24 at 100.00	AAA	999,054
	5.000%, 12/01/35, (Pre-refunded 12/01/24)
10,350	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/24 at 100.00	Aa1	10,942,020
	Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%,
	12/01/35, (Pre-refunded 12/01/24)
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31,	12/23 at 100.00	AAA	1,786,346
	(Pre-refunded 12/01/23)
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General
	Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30, (Pre-refunded 11/01/24)	11/24 at 100.00	Aa2	1,329,502
1,540	5.000%, 11/01/31, (Pre-refunded 11/01/24)	11/24 at 100.00	Aa2	1,624,946
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital	12/25 at 100.00	AAA	1,081,390
	Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34, (Pre-refunded 12/01/25)
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	AA+	20,883,195
	Series 2013A, 5.000%, 1/01/38, (Pre-refunded 1/01/23)
	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding
	& Improvement Series 2014:
2,950	5.000%, 11/15/39, (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	3,112,309
1,400	5.000%, 11/15/44, (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	1,477,028
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series	5/23 at 100.00	AA+	2,036,960
	2013, 5.000%, 11/15/38, (Pre-refunded 5/15/23)
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1:
2,050	5.250%, 2/15/39, (Pre-refunded 2/15/23)	2/23 at 100.00	Aa3	2,074,744
10,915	5.000%, 2/15/48, (Pre-refunded 2/15/23)	2/23 at 100.00	Aa3	11,034,519
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39,	12/22 at 100.00	Aa3	1,006,790
	(Pre-refunded 12/01/22)
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds,	12/27 at 100.00	AAA	1,126,480
	School Facilities & Improvement Series 2018A, 5.000%, 12/01/48, (Pre-refunded 12/01/27)
	Wood County, Ohio, Hospital Facilities Revenue Bonds, Wood County Hospital Project,
	Refunding and Improvement Series 2012:
1,780	5.000%, 12/01/37, (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	1,792,086
890	5.000%, 12/01/37, (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	896,043
1,845	5.000%, 12/01/42, (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	1,857,528
3,665	5.000%, 12/01/42, (Pre-refunded 12/01/22)	12/22 at 100.00	N/R	3,689,885
94,890	Total U.S. Guaranteed			97,988,457
	Utilities – 18.0% (11.2% of Total Investments)
1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds,	2/24 at 100.00	A1	1,529,400
	Series 2015A, 5.000%, 2/15/42
1,430	American Municipal Power, Inc., Ohio, Greenup Hydroelectric Project Revenue Bonds,	2/26 at 100.00	A1	1,498,640
	Refunding Series 2016A, 5.000%, 2/15/41
1,660	American Municipal Power, Inc., Ohio, Solar Electricity Prepayment Project Revenue	2/29 at 100.00	A	1,769,460
	Bonds, Green Bonds Series 2019A, 5.000%, 2/15/44
1,175	Cincinnati, Ohio, Water System Revenue Bonds, Refunding Series 2016C, 4.000%, 12/01/32	12/26 at 100.00	N/R	1,230,307
1,815	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 -	No Opt. Call	A–	1,189,642
	NPFG Insured
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A–	1,639,840
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A–	4,751,827
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–	1,342,393

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 3,380	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A,	10/28 at 100.00	Aa3	$ 3,199,846
	4.000%, 10/01/49
1,000	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of	12/30 at 100.00	N/R	1,137,410
	Greater Cincinnati, Refunding Series 2020A, 5.000%, 12/01/34
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,500
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	No Opt. Call	A1	766,584
	Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured
3,225	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019,	12/29 at 100.00	AAA	3,556,885
	5.000%, 12/01/39
2,500	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds,	12/29 at 100.00	N/R	2,728,675
	Refunding Series 2019B, 5.000%, 12/01/44
4,500	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds,	6/30 at 100.00	AAA	4,895,910
	Series 2020A, 5.000%, 12/01/50
2,290	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,255,238
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	844,305
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	623,150
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,105,831
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	714,932
10,000	Toledo, Ohio, Water System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%,	11/26 at 100.00	AA–	10,646,200
	11/15/41, (UB) (4)
1,000	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	1,086,820
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding
	Green Series 2019B, 5.000%, 11/01/39, 144A
52,670	Total Utilities			48,515,795
$ 452,345	Total Municipal Bonds (cost $431,665,019)			$ 427,245,698

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Shares	Description (1)	Value
	COMMON STOCKS – 1.9% (1.1% of Total Investments)
	Independent Power And Renewable Electricity Prod – 1.9% (1.1% of Total Investments)
64,677	Energy Harbor Corp (7), (8), (9)	$ 4,947,791
	Total Common Stocks (cost $1,843,715)	4,947,791
	Total Long-Term Investments (cost $433,508,734)	432,193,489
	Floating Rate Obligations – (7.4)%	(20,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (54.9)% (10)	(147,793,924)
	Other Assets Less Liabilities – 1.6%	4,612,306
	Net Asset Applicable to Common Shares – 100%	$ 269,011,871

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2.
(8)	Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 34.2%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See accompanying notes to financial statements.

NQP	Nuveen Pennsylvania Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 162.2% (94.4% of Total Investments)
	MUNICIPAL BONDS – 153.1% (94.4% of Total Investments)
	Consumer Staples – 0.5% (0.3% of Total Investments)
$ 2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	AA–	$ 2,291,960
	Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31, (AMT)
	Education and Civic Organizations – 15.4% (9.5% of Total Investments)
840	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue	No Opt. Call	Baa3	894,365
	Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,
	Robert Morris University, Series 2016:
735	3.000%, 10/15/30	10/26 at 100.00	Baa3	650,968
1,000	5.000%, 10/15/38	10/26 at 100.00	Baa3	1,001,720
1,625	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	1,550,559
	Robert Morris University, Series 2017, 5.000%, 10/15/47
	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University
	Project, Series 2020:
590	5.000%, 10/01/39	10/29 at 100.00	BB+	578,684
20	5.000%, 10/01/49	10/29 at 100.00	BB+	18,840
3,215	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	3,320,034
	Charter School Project, Series 2016, 5.125%, 3/15/36
835	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	837,138
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
2,200	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	5/26 at 100.00	A–	1,989,592
	Allegheny College, Series 2016, 3.000%, 5/01/34
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	1,068,990
	Project, Second Series 2017A, 5.000%, 11/01/39
1,230	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	1,169,730
	Project, Series 2019, 5.000%, 5/01/48
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	1,011,697
	Series 2014, 5.000%, 5/01/37
4,595	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	4,107,608
	University, Series 2016, 4.000%, 5/01/46
2,395	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	2,126,568
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
590	3.250%, 5/01/36	5/26 at 100.00	BBB	511,052
1,555	3.500%, 5/01/41	5/26 at 100.00	BBB	1,303,370
2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Foundation	5/32 at 100.00	N/R	1,840,460
	for Indiana University of Pennsylvania Project, Refunding Series 2022, 4.000%, 5/01/54 –
	BAM Insured
	Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	University of Scranton, Series 2017:
350	3.375%, 11/01/33	11/27 at 100.00	A–	323,624
2,925	4.000%, 11/01/40	11/27 at 100.00	A–	2,702,963
2,000	McCandless IDA, University Revenue Bonds, Series A and B of 2022, La Roche University,	12/32 at 100.00	N/R	1,879,800
	6.750%, 12/01/46
1,630	Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior	6/30 at 100.00	A1	1,349,102
	Series 2021A, 2.625%, 6/01/42, (AMT)

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,000	Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior	6/31 at 100.00	N/R	$ 3,004,980
	Series 2022A, 4.500%, 6/01/43, (AMT)
1,465	Pennsylvania Higher Educational Facilties Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	1,521,754
	University, Series 2013A, 6.500%, 9/01/38
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College,
	Refunding Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA+	2,634,508
2,080	5.000%, 12/01/44	12/24 at 100.00	AA+	2,140,881
360	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BB+	322,916
	Series 2012, 4.000%, 5/01/32
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	Baa1	995,650
4,300	5.000%, 11/01/42	11/22 at 100.00	Baa1	4,307,482
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	11/25 at 100.00	Baa1	1,349,470
	Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36
1,440	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/31 at 100.00	A–	1,269,662
	Series 2021A, 4.000%, 7/15/46
8,335	Pennsylvania State University, Revenue Bonds, Series 2022A, 5.000%, 9/01/47	9/32 at 100.00	N/R	9,136,744
400	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/28 at 100.00	BB+	393,576
	Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%,
	6/15/50, 144A
1,255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BB+	1,022,285
	University, Series 2017, 3.625%, 5/01/35
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard	10/22 at 100.00	N/R	476,410
	Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint
	Joseph’s University Project, Refunding Series 2020C. Forward Delivery:
1,500	4.000%, 11/01/36	11/29 at 100.00	A–	1,421,610
1,400	4.000%, 11/01/37	11/29 at 100.00	A–	1,317,904
2,420	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB	2,300,621
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
2,320	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds,	5/26 at 100.00	A–	2,403,126
	University of Scranton, Series 2016, 5.000%, 11/01/37
5,250	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	6/26 at 100.00	BB+	5,093,393
	Bonds, Marywood University, Series 2016, 5.000%, 6/01/46
3,555	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	BBB+	3,120,508
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton,
	Series 2015A:
1,890	5.000%, 11/01/32	11/25 at 100.00	A–	1,975,334
740	5.000%, 11/01/33	11/25 at 100.00	A–	771,724
675	4.000%, 11/01/35	11/25 at 100.00	A–	652,016
80,120	Total Education and Civic Organizations			77,869,418
	Health Care – 32.3% (19.9% of Total Investments)
17,270	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	16,230,001
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University
	of Pittsburgh Medical Center, Series 2019A:
210	4.000%, 7/15/35	7/29 at 100.00	A	209,744
1,000	4.000%, 7/15/37	7/29 at 100.00	A	990,150
1,310	4.000%, 7/15/38	7/29 at 100.00	A	1,290,022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
$ 1,100	3.750%, 11/01/42	11/27 at 100.00	BB–	$ 728,442
4,100	5.000%, 11/01/50, (UB) (4)	11/27 at 100.00	BB–	3,076,763
7,335	5.000%, 11/01/50	11/27 at 100.00	BB–	5,504,404
10,170	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds,	8/30 at 100.00	A–	7,209,513
	Saint Luke’s University Health Network Project, Series 2021, 3.000%, 8/15/53
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Main Line Health System, Series 2017A:
3,200	4.000%, 10/01/36	10/27 at 100.00	AA	3,155,264
1,830	4.000%, 10/01/37	10/27 at 100.00	AA	1,803,703
7,150	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	9/30 at 100.00	AA	6,743,379
	Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle
	Health System Project, Refunding Series 2016A:
1,375	5.000%, 6/01/34	6/26 at 100.00	A	1,425,105
375	5.000%, 6/01/35	6/26 at 100.00	A	387,416
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A,	7/23 at 100.00	BBB–	1,513,320
	5.000%, 7/01/28
2,275	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	2,153,947
	5.000%, 7/01/41
1,225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A,	7/29 at 100.00	BBB–	942,405
	4.000%, 7/01/45
5,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	5,133,900
	Healthcare, Series 2018, 5.000%, 7/15/48
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	6/24 at 100.00	AA–	4,664,548
	Geisinger Health System, Series 2014A, 5.000%, 6/01/41
10,070	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	4/30 at 100.00	AA–	9,248,590
	Geisinger Health System, Series 2020A, 4.000%, 4/01/50
1,650	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health,	11/29 at 100.00	N/R	1,729,711
	Series 2021, 5.000%, 11/01/46
2,200	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	2,284,458
	System, Refunding Series 2016B, 5.000%, 8/15/46, (UB) (4)
3,000	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	3,132,900
	System, Series 2016A, 5.000%, 8/15/42, (UB) (4)
3,450	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/26 at 100.00	A+	3,371,788
	Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35
1,625	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	9/22 at 100.00	A+	1,506,034
	Valley Health Network, Series 2012B, 4.000%, 7/01/43
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd
	Group, Refunding Series 2016:
1,265	3.000%, 11/01/36	5/26 at 100.00	A–	1,082,764
2,850	4.000%, 11/01/41, (UB) (4)	5/26 at 100.00	A–	2,658,737
4,955	4.000%, 11/01/46, (UB) (4)	5/26 at 100.00	A–	4,488,784
5,000	Maxatawny Township Municipal Authority, 4.500%, 1/01/45 ,(WI/DD, Settling 9/20/22)	1/32 at 100.00	N/R	4,749,823
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical
	Center, Series 2016:
1,020	3.375%, 7/01/32	7/26 at 100.00	A+	1,009,392
2,650	5.000%, 7/01/41	7/26 at 100.00	A+	2,734,111
1,855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	1,925,694
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
$ 3,410	4.000%, 9/01/44	9/29 at 100.00	A	$ 3,225,348
395	4.000%, 9/01/49	9/29 at 100.00	A	369,432
3,820	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	5/32 at 100.00	N/R	3,513,063
	Thomas Jefferson University, Series 2022B, 4.000%, 5/01/52
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of	7/23 at 100.00	A	4,038,320
	Pittsburgh Medical Center, Series 2013A, 5.000%, 7/01/43
715	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of	2/32 at 100.00	N/R	756,220
	Pittsburgh Medical Center, Series 2022A, 5.000%, 2/15/47
7,125	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	3/25 at 100.00	A	7,320,439
	University, Refunding Series 2015A, 5.250%, 9/01/50, (UB) (4)
16,385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/26 at 100.00	AA	15,866,579
	Pennsylvania Health System, Refunding Series 2016C, 4.000%, 8/15/41, (UB) (4)
13,525	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	12,499,534
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49, (UB) (4)
1,800	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/27 at 100.00	BBB–	1,911,798
	Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint
	Luke’s Hospital - Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,051,750
1,170	4.000%, 8/15/45	2/25 at 100.00	A–	1,073,229
3,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley	1/27 at 100.00	A+	3,106,110
	Health Network, Series 2016B, 5.000%, 7/01/45
	Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health
	Credit Group, Refunding Series 2019PA:
665	5.000%, 12/01/48	12/28 at 100.00	AA–	703,550
2,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	2,102,300
	Group, Series 2019A, 5.000%, 6/01/49
705	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds,	1/31 at 100.00	Baa1	647,592
	Excela Health Project, Series 2020A, 4.000%, 7/01/37
174,285	Total Health Care			163,270,076
	Housing/Multifamily – 0.7% (0.4% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Ba2	157,414
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
1,650	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	A1	1,694,352
	University Foundation Inc. Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45
270	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	274,685
	Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
	Series 2016A, 5.000%, 7/01/31
1,420	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing	10/22 at 100.00	Baa3	1,449,564
	Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A,
	5.625%, 7/01/35
3,500	Total Housing/Multifamily			3,576,015
	Housing/Single Family – 19.0% (11.7% of Total Investments)
3,060	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/24 at 100.00	AA+	2,989,589
	2015-117B, 3.900%, 10/01/35, (UB) (4)
1,605	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	1,492,666
	2016-119, 3.500%, 10/01/36
5,195	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	4,465,466
	2016-120, 3.200%, 4/01/40, (UB) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 20,445	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	$ 17,335,520
	2016-121, 3.200%, 10/01/41, (UB) (4)
1,780	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/26 at 100.00	AA+	1,750,060
	2017-122, 3.650%, 10/01/32, (UB) (4)
3,895	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	3,764,907
	2017-123B, 3.450%, 10/01/32, (UB) (4)
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	4,612,450
	2017-124B, 3.500%, 10/01/37, (UB) (4)
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	775,740
	2019-130A, 3.000%, 10/01/46
3,880	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/29 at 100.00	AA+	3,284,226
	2019-131A, 3.000%, 10/01/39
2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	1,528,920
	2020-132A, 2.550%, 10/01/41
10,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	7,644,600
	2020-132A, 2.550%, 10/01/41, (UB) (4)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2020-133:
1,000	2.350%, 10/01/40	10/29 at 100.00	AA+	750,240
1,350	2.500%, 10/01/45	10/29 at 100.00	AA+	961,875
1,565	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/30 at 100.00	AA+	1,054,700
	2021-136, 2.550%, 10/01/51
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social
	Series 2020-134A:
5,000	1.850%, 4/01/36	10/29 at 100.00	AA+	3,817,350
3,650	2.050%, 4/01/41	10/29 at 100.00	AA+	2,574,637
2,505	2.100%, 10/01/43	10/29 at 100.00	AA+	1,700,494
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social
	Series 2021-135A:
5,295	2.250%, 10/01/41	10/30 at 100.00	AA+	3,843,905
6,855	2.375%, 10/01/46	10/30 at 100.00	AA+	4,694,236
7,705	2.500%, 10/01/50	10/30 at 100.00	AA+	5,183,616
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social
	Series 2021-137:
5,240	2.450%, 10/01/41	4/31 at 100.00	N/R	3,938,541
6,545	2.600%, 4/01/46	4/31 at 100.00	N/R	4,717,767
3,335	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series	10/31 at 100.00	N/R	2,717,792
	2022-138, 3.000%, 4/01/42
8,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series	4/32 at 100.00	N/R	8,182,780
	2022-1394A, 4.150%, 10/01/42
2,480	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series	4/32 at 100.00	N/R	2,431,318
	2022-140A, 4.450%, 10/01/47, (WI/DD, Settling 9/28/22)
118,885	Total Housing/Single Family			96,213,395
	Industrials – 2.5% (1.5% of Total Investments)
500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	465,240
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A
500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	465,240
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A
6,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	6,487,082
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44, (AMT)

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials (continued)
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
	Refunding Bonds, Amtrak Project, Series 2012A:
$ 2,495	5.000%, 11/01/23, (AMT)	11/22 at 100.00	A1	$ 2,504,581
545	5.000%, 11/01/27, (AMT)	11/22 at 100.00	A1	546,809
2,000	5.000%, 11/01/41, (AMT)	11/22 at 100.00	A1	2,001,720
12,495	Total Industrials			12,470,672
	Long-Term Care – 7.3% (4.5% of Total Investments)
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, Highlands at Wyomissing, Series 2017A:
940	5.000%, 5/15/37	5/27 at 100.00	BBB	963,660
1,160	5.000%, 5/15/47	5/27 at 100.00	BBB	1,172,493
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, The Highlands at Wyomissing, Series 2018:
1,000	5.000%, 5/15/43	5/25 at 102.00	BBB	1,015,400
400	5.000%, 5/15/48	5/25 at 102.00	BBB	404,140
230	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 100.00	N/R	224,540
	Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35
1,760	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 103.00	N/R	1,601,723
	Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51
	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,
	Simpson Senior Services Project, Series 2021A:
3,910	4.000%, 12/01/40	12/28 at 103.00	N/R	3,184,851
2,000	4.000%, 12/01/51	12/28 at 103.00	N/R	1,500,280
3,005	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania	1/25 at 104.00	N/R	2,933,691
	Obligated Group, Refunding Series 2019, 5.000%, 1/01/45
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
1,585	4.000%, 1/01/33	1/25 at 100.00	N/R	1,579,611
2,850	5.000%, 1/01/38	1/25 at 100.00	N/R	2,910,734
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2016:
985	5.000%, 1/01/28	1/26 at 100.00	BBB+	1,028,813
1,815	5.000%, 1/01/29	1/26 at 100.00	BBB+	1,887,037
735	5.000%, 1/01/30	1/26 at 100.00	BBB+	762,541
300	3.250%, 1/01/36	1/26 at 100.00	BBB+	271,692
1,405	3.250%, 1/01/39	1/26 at 100.00	BBB+	1,231,609
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
690	4.125%, 1/01/38	1/29 at 100.00	BBB+	685,701
1,275	5.000%, 1/01/39	1/29 at 100.00	N/R	1,326,791
650	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	671,353
	Villages Project, Series 2015, 5.000%, 11/01/35
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint
	Anne’s Retirement Community, Inc., Series 2020:
975	5.000%, 3/01/40	3/27 at 102.00	BB+	917,524
715	5.000%, 3/01/50	3/27 at 102.00	BB+	644,994
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,252,200
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
	Lancaster Industrial Development Authority, Pennsylvania, Health Center Revenue Bonds,
	Landis Homes Retirement Community Project, Refunding Series 2021:
875	4.000%, 7/01/51	7/26 at 103.00	N/R	728,096
1,400	4.000%, 7/01/56	7/26 at 103.00	N/R	1,139,432

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	Morningstar Senior Living, Inc., Series 2019:
$ 1,845	5.000%, 11/01/44	11/26 at 103.00	BB+	$ 1,773,174
1,000	5.000%, 11/01/49	11/26 at 103.00	BB+	943,270
	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community
	Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Refunding Bonds, Series 2021:
2,215	4.000%, 5/15/41	5/28 at 103.00	N/R	1,880,491
2,785	4.000%, 5/15/47	5/28 at 103.00	N/R	2,224,073
39,755	Total Long-Term Care			36,859,914
	Tax Obligation/General – 20.9% (12.9% of Total Investments)
840	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	831,743
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	1,844,990
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,353,876
2,440	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77,	11/28 at 100.00	AA–	2,659,942
	5.000%, 11/01/43
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,
	Refunding Series 2016:
1,500	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,552,425
1,255	4.000%, 8/01/33	8/26 at 100.00	Aa2	1,290,667
1,950	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	2,018,659
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation
	Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,104,580
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,109,368
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,134,188
2,900	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds,	2/27 at 100.00	Aaa	3,115,441
	Series 2020, 5.000%, 2/15/44
7,465	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	N/R	5,563,888
	2000, 0.000%, 9/01/30 – AMBAC Insured
	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds,
	Series 2021:
1,010	3.000%, 10/15/33 – BAM Insured	10/31 at 100.00	AA	933,361
425	3.000%, 10/15/35 – BAM Insured	10/31 at 100.00	AA	382,679
5,750	Hempfield Area School District, Westmoreland County, Pennsylvania, General Obligation	3/32 at 100.00	N/R	6,286,590
	Bonds, Series 2022A, 5.000%, 3/15/48 – AGM Insured
6,225	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	6,394,569
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation
	Bonds, Series 2015:
5,000	5.000%, 5/01/31	5/25 at 100.00	AA	5,304,950
4,000	5.000%, 5/01/32	5/25 at 100.00	AA	4,239,720
2,875	5.000%, 5/01/33	5/25 at 100.00	AA	3,046,522
	Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds,
	Series 2019A:
1,000	4.000%, 3/01/35	9/27 at 100.00	AA	1,024,780
1,000	4.000%, 3/01/36	9/27 at 100.00	AA	1,014,970
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	2,713,534
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A,	No Opt. Call	A+	4,499,110
	5.000%, 6/01/34 – NPFG Insured
6,320	Philadelphia, Pennsylvania, General Obligation Bonds, Series 2021A, 4.000%, 5/01/42	5/31 at 100.00	N/R	6,053,675

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,875	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2022, 5.000%, 9/01/39	9/30 at 100.00	N/R	$ 3,172,304
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	Baa2	7,861,911
	2003B, 0.000%, 1/15/32 – NPFG Insured
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
240	5.000%, 11/15/26	5/24 at 100.00	BB+	243,946
2,925	5.000%, 11/15/32	5/24 at 100.00	BB+	2,964,692
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia	No Opt. Call	AA	23,927,400
	School District, Series 2003, 5.500%, 6/01/28 – AGM Insured, (UB) (4)
170	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	167,319
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
105,360	Total Tax Obligation/General			105,811,799
	Tax Obligation/Limited – 9.3% (5.8% of Total Investments)
749	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg	10/22 at 100.00	N/R	674,376
	Mills Project, Series 2004, 5.600%, 7/01/23 (5)
195	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/31 at 100.00	N/R	207,755
	Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A
155	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	Ba3	160,402
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A
1,115	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	1,135,315
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
1,135	5.000%, 6/01/33	6/28 at 100.00	A1	1,231,271
4,455	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	4,499,060
7,215	4.000%, 6/01/39 – AGM Insured, (UB) (4)	6/28 at 100.00	AA	7,286,356
1,436	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	1,404,264
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2014A:
2,650	4.750%, 12/01/37	12/26 at 100.00	AA–	2,847,902
4,000	4.900%, 12/01/44	12/26 at 100.00	AA–	4,281,600
2,770	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	2,908,666
	2018B, 5.000%, 12/01/48
5,530	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue	12/25 at 100.00	A	5,850,298
	Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30
4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	N/R	4,324,752
	5.500%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
2,360	4.750%, 7/01/53	7/28 at 100.00	N/R	2,256,868
549	5.000%, 7/01/58	7/28 at 100.00	N/R	532,585
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
3,017	4.329%, 7/01/40	7/28 at 100.00	N/R	2,936,326
608	4.329%, 7/01/40	7/28 at 100.00	N/R	591,742
3,302	4.784%, 7/01/58	7/28 at 100.00	N/R	3,087,700
825	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	829,150
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
46,291	Total Tax Obligation/Limited			47,046,388

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 11.0% (6.8% of Total Investments)
$ 2,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	$ 2,385,473
	5.000%, 1/01/39
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
2,425	5.000%, 1/01/23	No Opt. Call	A	2,444,351
2,310	5.000%, 1/01/24	1/23 at 100.00	A	2,330,790
610	5.000%, 1/01/25	1/23 at 100.00	A	615,057
4,000	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	4,091,800
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
12,170	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A	13,970,308
	2009E, 6.375%, 12/01/38
820	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second	6/26 at 100.00	A3	851,816
	Series 2016B-2, 5.000%, 6/01/39
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A+	3,079,500
10,470	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%,	12/25 at 100.00	A1	10,837,183
	12/01/45, (UB) (4)
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	AA	2,245,720
	6.250%, 6/01/33 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
1,435	5.000%, 6/01/31	6/27 at 100.00	A3	1,546,141
1,430	5.000%, 6/01/33	6/27 at 100.00	A3	1,527,926
1,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	1,150,562
	4.000%, 12/01/49
1,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	1,007,149
	4.000%, 12/01/50
585	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 3.000%,	7/27 at 100.00	AA	548,976
	7/01/34 – AGM Insured
1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A2	1,530,660
	7/01/47, (AMT)
1,725	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2020A,	7/30 at 100.00	A2	1,697,641
	4.000%, 7/01/35
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking
	Revenue Bonds, Series 2017:
1,000	5.000%, 12/15/30	12/27 at 100.00	A	1,115,940
500	5.000%, 12/15/33	12/27 at 100.00	A	552,075
550	5.000%, 12/15/34	12/27 at 100.00	A	605,924
1,000	5.000%, 12/15/36	12/27 at 100.00	A	1,097,560
250	5.000%, 12/15/37	12/27 at 100.00	A	274,023
52,380	Total Transportation			55,506,575
	U.S. Guaranteed – 17.2% (10.6% of Total Investments) (6)
940	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	3/23 at 100.00	A	945,001
	Duquesne University, Series 2013A, 3.500%, 3/01/34, (Pre-refunded 3/01/23)
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32, (Pre-refunded 12/01/23)	12/23 at 100.00	AA–	2,879,051
2,000	5.250%, 12/01/33, (Pre-refunded 12/01/23)	12/23 at 100.00	AA–	2,071,260
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA–	5,134,629
	5.000%, 12/01/37, (Pre-refunded 12/01/22)
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds,	6/23 at 100.00	A2	3,063,030
	Series 2013, 5.250%, 6/01/43, (Pre-refunded 6/01/23)
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany
	Medical Center Project, Series 2016A:
805	5.000%, 11/15/41, (Pre-refunded 11/15/25)	11/25 at 100.00	AA–	868,386
2,985	5.000%, 11/15/46, (Pre-refunded 11/15/25)	11/25 at 100.00	AA–	3,220,039

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
$ 2,170	4.000%, 1/01/33, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	$ 2,248,163
625	4.000%, 1/01/33, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	647,513
2,330	5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	2,468,052
560	5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	593,180
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2016:
610	3.250%, 1/01/39, (Pre-refunded 1/01/26)	1/26 at 100.00	N/R	622,560
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
135	5.000%, 1/01/39, (Pre-refunded 1/01/29)	1/29 at 100.00	N/R	153,168
1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	N/R	1,289,661
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46,
	(Pre-refunded 7/01/24)
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	N/R	2,030,283
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47,
	(Pre-refunded 7/01/25)
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds,	10/22 at 100.00	A1	6,693,293
	Refunding Series 2012, 4.000%, 10/15/32, (Pre-refunded 10/15/22)
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana	6/23 at 100.00	Ba3	1,404,593
	Regional Medical Center, Series 2014A, 6.000%, 6/01/39, (Pre-refunded 6/01/23)
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot
	Village Project, Series 2013:
1,000	5.375%, 5/01/28, (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	1,019,920
1,665	5.750%, 5/01/35, (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	1,702,246
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
6,685	5.125%, 12/01/47, (Pre-refunded 12/01/23)	12/23 at 100.00	N/R	6,912,959
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A–	4,612,466
	Group, Series 2012, 4.000%, 11/01/32, (Pre-refunded 11/01/22)
9,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	9,572,040
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45,
	(Pre-refunded 1/15/25)
	Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2016A:
1,000	5.000%, 10/01/33, (Pre-refunded 4/01/25)	4/25 at 100.00	Aa3	1,062,780
1,860	5.000%, 10/01/34, (Pre-refunded 4/01/25)	4/25 at 100.00	Aa3	1,976,771
2,045	5.000%, 10/01/35, (Pre-refunded 4/01/25)	4/25 at 100.00	Aa3	2,173,385
1,195	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R	1,218,362
	University, Refunding Series 2013, 5.000%, 6/01/32, (Pre-refunded 6/01/23)
420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg	10/22 at 100.00	N/R	420,916
	University Student Services, Inc. Student Housing Project at Shippensburg University of
	Pennsylvania, Series 2012, 5.000%, 10/01/44, (Pre-refunded 10/01/22)
1,590	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A–	1,632,103
	Series 2013A, 5.500%, 7/15/38, (Pre-refunded 7/15/23)
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/23 at 100.00	AA–	7,245,000
	Bonds, Subordinate Series 2013B-1, 5.250%, 12/01/43, (Pre-refunded 12/01/23)
1,000	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37,	11/22 at 100.00	Aa1	1,002,800
	(Pre-refunded 11/01/22)
	Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health
	Credit Group, Refunding Series 2019PA:
1,335	5.000%, 12/01/48, (Pre-refunded 12/01/28)	12/28 at 100.00	N/R	1,517,014
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/24 at 100.00	Aa3	3,132,300
	Group, Refunding Series 2014A, 5.000%, 6/01/44, (Pre-refunded 6/01/24)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$ 3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The	7/23 at 100.00	N/R	$ 3,542,176
	Washington Hospital Project, Series 2013A, 5.000%, 7/01/28, (Pre-refunded 7/01/23)
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	8/23 at 100.00	A+	2,123,984
	Tender Option Bond Trust 2016-XF1058, 13.191%, 8/15/37, (Pre-refunded
	8/15/23), 144A, (IF) (4)
84,020	Total U.S. Guaranteed			87,199,084
	Utilities – 17.0% (10.5% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding
	Series 2015:
3,325	5.000%, 12/01/40	12/25 at 100.00	Aa3	3,494,475
3,320	5.000%, 12/01/45	12/25 at 100.00	Aa3	3,474,613
6,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	6,522,165
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35, (Mandatory
	Put 7/01/22)
2,540	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,175
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (5)
9,855	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	12,319
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (5)
6,210	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	7,763
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
2,000	Bethel Park Municipal Authority, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series	9/30 at 100.00	AA	1,536,880
	2020B, 3.000%, 9/01/47
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue
	Bonds, Series 2015:
1,110	5.000%, 5/01/40	5/25 at 100.00	Aa3	1,158,163
2,220	4.000%, 5/01/45	5/25 at 100.00	Aa3	2,194,181
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	4,385,608
4,420	0.000%, 12/01/35	No Opt. Call	A	2,527,312
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
5,815	5.125%, 12/01/47	12/23 at 100.00	A	5,982,065
295	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	274,158
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39, (AMT),
	(Mandatory Put 12/03/29)
3,475	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	10/29 at 100.00	A–	3,025,891
	York Water Company Project, Refunding Series 2019A, 3.000%, 10/01/36, (AMT)
3,400	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/29 at 100.00	A–	2,900,574
	York Water Company Project, Refunding Series 2019B, 3.100%, 11/01/38, (AMT)
2,025	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	Caa1	1,559,250
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38 (5)
10,500	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	8,764,455
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
3,165	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth	8/30 at 100.00	AA	3,421,618
	Series 2020A, 5.000%, 8/01/50 – AGM Insured
5,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	5,155,000
	2017, 5.000%, 8/01/47
2,735	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	2,891,469
	5.000%, 8/01/29

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2018A:
$ 5,000	5.000%, 10/01/48, (UB) (4)	10/28 at 100.00	A+	$ 5,369,800
7,000	5.000%, 10/01/53, (UB) (4)	10/28 at 100.00	A+	7,493,850
1,155	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2019B,	11/29 at 100.00	A+	1,234,187
	5.000%, 11/01/54
5,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2022C,	6/32 at 100.00	N/R	5,637,500
	5.500%, 6/01/52
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/23 at 100.00	A	5,110,650
	Bonds, First Lien Series 2013B, 5.250%, 9/01/40
	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,
	Refunding Series 2020:
1,000	4.000%, 8/15/24 – AGM Insured	No Opt. Call	AA	1,026,930
1,000	2.450%, 8/15/37 – AGM Insured	8/28 at 100.00	AA	795,150
110,360	Total Utilities			85,959,201
$ 829,451	Total Municipal Bonds (cost $822,122,495)			774,074,497

Shares	Description (1)	Value
	COMMON STOCKS – 9.1% (5.6% of Total Investments)
	Independent Power And Renewable Electricity Prod – 9.1% (5.6% of Total Investments)
601,606	Energy Harbor Corp (7), (8), (9)	$ 46,022,859
	Total Common Stocks (cost $16,839,773)	46,022,859
	Total Long-Term Investments (cost $838,962,268)	820,097,356
	Floating Rate Obligations – (22.2)%	(112,455,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (42.9)% (10)	(216,802,880)
	Other Assets Less Liabilities – 2.9%	14,827,364
	Net Asset Applicable to Common Shares – 100%	$ 505,666,840

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2.
(8)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; and Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 26.4%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities

August 31, 2022 (Unaudited)

	NAZ	NXJ	NUO	NQP
Assets
Long-term investments, at value (cost $247,825,690, $913,780,474,
$433,508,734 and $838,962,268, respectively)	$241,028,389	$885,499,110	$432,193,489	$820,097,356
Cash	—	17,013,355	—	4,037,524
Receivable for:
Interest	2,224,065	9,402,635	4,410,348	9,990,241
Investments sold	900,000	412,506	1,480,000	10,920,000
Other assets	3,654	177,793	36,539	166,644
Total assets	244,156,108	912,505,399	438,120,376	845,211,765
Liabilities
Cash overdraft	547,764	—	253,704	—
Floating Rate Obligations	7,000,000	33,910,000	20,000,000	112,455,000
Payable for:
Dividends	514,600	1,886,036	657,597	1,469,966
Interest	34,385	328,799	70,947	848,211
Investments purchased - regular settlement	—	114,323	—	45,677
Investments purchased - when-issued/delayed-delivery settlement	—	—	—	7,210,300
Adjustable Rate MuniFund Term Preferred ("AMTP") Shares, net of
deferred offering costs (liquidation preference $88,300,000, $—, $— and
$—, respectively)	88,245,657	—	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $313,900,000, $148,000,000 and
$217,500,000, respectively)	—	312,651,468	147,793,924	216,802,880
Accrued expenses:
Management fees	126,090	462,547	223,617	422,401
Trustees fees	1,700	175,381	34,363	164,272
Other	57,373	133,366	74,353	126,218
Total liabilities	96,527,569	349,661,920	169,108,505	339,544,925
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$147,628,539	$562,843,479	$269,011,871	$505,666,840
Common shares outstanding	11,591,944	41,482,936	18,282,955	37,383,341
Net asset value (“NAV”) per common share outstanding	$ 12.74	$ 13.57	$ 14.71	$ 13.53
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 115,919	$ 414,829	$ 182,830	$ 373,833
Paid-in-surplus	156,603,589	591,852,922	277,900,395	528,779,472
Total distributable earnings (loss)	(9,090,969)	(29,424,272)	(9,071,354)	(23,486,465)
Net assets applicable to common shares	$147,628,539	$562,843,479	$269,011,871	$505,666,840
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended August 31, 2022 (Unaudited)

	NAZ	NXJ	NUO	NQP
Investment Income	$ 4,648,500	$ 18,077,440	$ 7,196,240	$ 14,836,132
Expenses
Management fees	767,943	2,755,400	1,334,038	2,513,754
Interest expense and amortization of offering costs	748,465	2,686,924	1,407,036	2,077,206
Custodian expenses, net	19,002	46,413	26,529	38,711
Trustees fees	3,954	14,480	6,929	12,226
Professional fees	23,594	35,476	26,941	32,328
Shareholder reporting expenses	10,401	29,692	17,348	29,918
Shareholder servicing agent fees	7,794	8,375	3,105	10,215
Stock exchange listing fees	3,676	6,252	3,676	5,634
Investor relations expenses	5,715	20,885	10,058	17,687
Other	13,228	36,628	22,702	25,149
Total expenses	1,603,772	5,640,525	2,858,362	4,762,828
Net investment income (loss)	3,044,728	12,436,915	4,337,878	10,073,304
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(723,144)	(1,137,920)	(7,582,562)	274,154
Change in net unrealized appreciation (depreciation) of investments	(19,332,787)	(77,701,820)	(26,471,709)	(65,905,053)
Net realized and unrealized gain (loss)	(20,055,931)	(78,839,740)	(34,054,271)	(65,630,899)
Net increase (decrease) in net assets applicable to common shares
from operations	$(17,011,203)	$(66,402,825)	$(29,716,393)	$(55,557,595)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAZ		NXJ
	(Unaudited)		(Unaudited)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/22	2/28/22	8/31/22	2/28/22
Operations
Net investment income (loss)	$ 3,044,728	$ 7,028,851	$ 12,436,915	$ 28,125,701
Net realized gain (loss) from investments	(723,144)	(122,483)	(1,137,920)	236,291
Change in net unrealized appreciation
(depreciation) of investments	(19,332,787)	(6,591,904)	(77,701,820)	(38,649,363)
Net increase (decrease) in net assets
applicable to common shares
from operations	(17,011,203)	314,464	(66,402,825)	(10,287,371)
Distributions to Common Shareholders
Dividends	(3,384,313)	(6,949,107)	(13,191,574)	(29,121,021)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(3,384,313)	(6,949,107)	(13,191,574)	(29,121,021)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	51,753	206,319	—	—
Cost of shares repurchased
and retired	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	51,753	206,319	—	—
Net increase (decrease) in net assets
applicable to common shares	(20,343,763)	(6,428,324)	(79,594,399)	(39,408,392)
Net assets applicable to common
shares at the beginning of period	167,972,302	174,400,626	642,437,878	681,846,270
Net assets applicable to common
shares at the end of period	$147,628,539	$167,972,302	$562,843,479	$642,437,878

See accompanying notes to financial statements.

	NUO		NQP
	(Unaudited)		(Unaudited)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/22	2/28/22	8/31/22	2/28/22
Operations
Net investment income (loss)	$ 4,337,878	$ 10,751,962	$10,073,304	$ 23,818,987
Net realized gain (loss) from investments	(7,582,562)	606,456	274,154	262,392
Change in net unrealized appreciation
(depreciation) of investments	(26,471,709)	(14,434,274)	(65,905,053)	(13,389,099)
Net increase (decrease) in net assets
applicable to common shares
from operations	(29,716,393)	(3,075,856)	(55,557,595)	10,692,280
Distributions to Common Shareholders
Dividends	(4,676,991)	(11,228,292)	(10,672,944)	(24,822,538)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(4,676,991)	(11,228,292)	(10,672,944)	(24,822,538)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	—	—	—	—
Cost of shares repurchased
and retired	(426,016)	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	(426,016)	—	—	—
Net increase (decrease) in net assets
applicable to common shares	(34,819,400)	(14,304,148)	(66,230,539)	(14,130,258)
Net assets applicable to common
shares at the beginning of period	303,831,271	318,135,419	571,897,379	586,027,637
Net assets applicable to common
shares at the end of period	$269,011,871	$303,831,271	$505,666,840	$571,897,379

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended August 31, 2022 (Unaudited)

	NAZ	NXJ	NUO	NQP
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common
Shares from Operations	$(17,011,203)	$(66,402,825)	$(29,716,393)	$(55,557,595)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by
(used in) operating activities:
Purchases of investments	(32,846,979)	(53,287,037)	(76,748,325)	(68,205,422)
Proceeds from sales and maturities of investments	34,321,817	66,958,806	76,279,482	69,443,134
Proceeds from (Purchase of) short-term investments, net	—	1,000,000	—	5,000,000
Taxes paid	(13)	(1,492)	(23,941)	(793)
Amortization (Accretion) of premiums and discounts, net	1,078,836	596,002	1,723,463	2,009,946
Amortization of deferred offering costs	4,381	30,390	4,942	17,340
(Increase) Decrease in:
Receivable for interest	101,367	128,272	(42,647)	(420,697)
Receivable for investments sold	3,424,698	(412,506)	(1,480,000)	(10,266,400)
Other assets	(3,406)	38,618	5,686	33,891
Increase (Decrease) in:
Payable for interest	22,471	264,381	53,366	611,628
Investments purchased - regular settlement	(2,356,646)	114,323	—	45,677
Investments purchased - when-issued/delayed-delivery settlement	(1,724,565)	—	—	3,875,300
Accrued management fees	974	18,539	9,890	19,724
Accrued Trustees fees	725	(36,276)	(6,473)	(34,249)
Accrued other expenses	(26,999)	(64,435)	(33,196)	(53,405)
Net realized (gain) loss from:
Investments	723,144	1,137,920	7,582,562	(274,154)
Paydowns	—	3,642	—	—
Change in net unrealized appreciation (depreciation) of Investments	19,332,787	77,701,820	26,471,709	65,905,053
Net cash provided by (used in) operating activities	5,041,389	27,788,142	4,080,125	12,148,978
Cash Flow from Financing Activities:
Increase (Decrease) in:
Cash overdraft	547,764	—	253,704	—
Floating rate obligations	(2,755,000)	—	—	(2,320,000)
Cash distributions paid to common shareholders	(3,378,498)	(13,475,783)	(4,862,451)	(10,952,867)
Cost of shares repurchased and retired	—	—	(426,016)	—
Net cash provided by (used in) financing activities	(5,585,734)	(13,475,783)	(5,034,763)	(13,272,867)
Net Increase (Decrease) in Cash	(544,345)	14,312,359	(954,638)	(1,123,889)
Cash at the beginning of period	544,345	2,700,996	954,638	5,161,413
Cash at the end of period	—	17,013,355	—	4,037,524
Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding amortization of offering costs)	$ 720,844	$ 2,390,595	$ 1,347,759	$ 1,447,845
Non-cash financing activities not included herein consists of reinvestments
of common share distributions	51,753	—	—	—

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accum-			Sold	Repur-
	Common	Investment	Realized/		Net	ulated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	Retired	NAV	Price
NAZ
Year Ended 2/29-2/28:
2023(d)	$14.50	$0.26	$(1.73)	$(1.47)	$(0.29)	$ —	$(0.29)	$ —	$ —	$ —	$12.74	$13.88
2022	15.07	0.61	(0.58)	0.03	(0.60)	—	(0.60)	—	—	—	14.50	13.78
2021	15.56	0.61	(0.53)	0.08	(0.57)	—	(0.57)	—	—	—	15.07	15.17
2020	14.18	0.56	1.34	1.90	(0.52)	—	(0.52)	—	—	—	15.56	13.89
2019	14.11	0.52	0.04	0.56	(0.52)	—	(0.52)	0.01	—	0.02	14.18	12.46
2018	14.26	0.63	(0.13)	0.50	(0.64)	—	(0.64)	(0.01)	—*	—	14.11	13.69

NXJ
Year Ended 2/29-2/28:
2023(d)	15.49	0.30	(1.90)	(1.60)	(0.32)	—	(0.32)	—	—	—	13.57	12.47
2022	16.44	0.68	(0.93)	(0.25)	(0.70)	—	(0.70)	—	—	—	15.49	13.52
2021	17.12	0.71	(0.72)	(0.01)	(0.67)	—	(0.67)	—	—	—	16.44	14.09
2020	15.49	0.64	1.65	2.29	(0.65)	(0.01)	(0.66)	—	—	—	17.12	14.73
2019	15.37	0.66	0.14	0.80	(0.66)	(0.08)	(0.74)	—	—	0.06	15.49	13.47
2018	15.21	0.71	0.15	0.86	(0.70)	—	(0.70)	—	—	—*	15.37	13.10

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(c)

(10.18)%	2.96%	$147,629	2.07%**	3.93%**	13%
0.09	(5.49)	167,972	1.52	3.98	7
0.62	13.67	174,401	1.75	4.06	13
13.60	15.89	180,024	2.32	3.76	6
4.29	(5.09)	164,080	2.61	3.73	11
3.44	0.69	165,024	2.03	4.35	19

(10.40)	(5.46)	562,843	1.91**	4.20**	6
(1.68)	0.53	642,438	1.39	4.10	9
0.08	0.42	681,846	1.55	4.36	12
15.02	14.43	710,437	2.07	3.94	8
5.77	8.86	642,961	2.13	4.30	16
5.66	2.74	653,684	1.78	4.55	11

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense to		Ratios of Interest Expense to
	Average Net Assets Applicable		Average Net Assets Applicable
NAZ	to Common Shares	NXJ	to Common Shares
Year Ended 2/29-2/28:		Year Ended 2/29-2/28:
2023(d)	0.96%	2023(d)	0.91%
2022	0.48	2022	0.45
2021	0.68	2021	0.60
2020	1.25	2020	1.11
2019	1.39	2019	1.13
2018	0.95	2018	0.80

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	Unaudited. For the six months ended August 31, 2022.
*	Value rounded to zero.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions
	Investment Operations				to Common Shareholders				Common Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accum-			Sold	Repur-
	Common	Investment	Realized/		Net	ulated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	Retired	NAV	Price
NUO
Year Ended 2/29-2/28:
2023(d)	$16.59	$0.24	$(1.86)	$(1.62)	$(0.26)	$ —	$(0.26)	$ —	$ —	$ —	$14.71	$12.64
2022	17.37	0.59	(0.75)	(0.16)	(0.59)	(0.03)	$(0.62)	—	—	—	16.59	14.72
2021	17.81	0.60	(0.46)	0.14	(0.55)	(0.03)	(0.58)	—	—	—	17.37	15.14
2020	16.26	0.46	1.67	2.13	(0.52)	(0.06)	(0.58)	—	—	—	17.81	15.41
2019	16.12	0.55	0.15	0.70	(0.56)	(0.03)	(0.59)	—	—	0.03	16.26	14.24
2018	16.34	0.68	(0.19)	0.49	(0.71)	—	(0.71)	—	—	—	16.12	14.14

NQP
Year Ended 2/29-2/28:
2023(d)	15.30	0.27	(1.75)	(1.48)	(0.29)	—	(0.29)	—	—	—	13.53	12.27
2022	15.68	0.64	(0.36)	0.28	(0.66)	—	(0.66)	—	—	—	15.30	14.16
2021	16.37	0.67	(0.71)	(0.04)	(0.65)	—	(0.65)	—	—	—	15.68	14.15
2020	14.99	0.62	1.37	1.99	(0.61)	—	(0.61)	—	—	—	16.37	14.46
2019	14.71	0.62	0.27	0.89	(0.59)	(0.04)	(0.63)	—	—	0.02	14.99	13.02
2018	14.79	0.69	(0.08)	0.61	(0.69)	—**	(0.69)	—	—	—*	14.71	12.52

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(c)

(9.83)%	(12.44)%	$269,012	2.03%***	3.08%***	17%
(1.08)	1.03	303,831	1.50	3.36	14
0.78	2.07	318,135	1.73	3.43	6
13.39	12.40	326,286	2.34	2.70	15
4.65	5.14	297,774	2.35	3.44	12
2.98	(0.93)	298,629	1.94	4.10	16

(9.75)	(11.36)	505,667	1.80***	3.81***	8
1.72	4.65	571,897	1.39	3.99	12
(0.29)	2.56	586,028	1.62	4.28	10
13.62	15.97	612,020	2.24	3.95	11
6.40	9.41	560,395	2.44	4.19	8
4.12	(0.85)	555,094	2.05	4.56	12

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:
	Ratios of Interest Expense to		Ratios of Interest Expense to
	Average Net Assets Applicable		Average Net Assets Applicable
NUO	to Common Shares	NQP	to Common Shares
Year Ended 2/29-2/28:		Year Ended 2/29-2/28:
2023(d)	1.00%	2023(d)	0.80%
2022	0.52	2022	0.43
2021	0.71	2021	0.64
2020	1.20	2020	1.26
2019	1.28	2019	1.43
2018	0.90	2018	1.06

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(d)	Unaudited. For the six months ended August 31, 2022.
*	Value rounded to zero.
**	Rounds to more than $(0.01) per share.
***	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund's last five fiscal periods, as applicable.

	AMTP Shares		VMTP Shares		VRDP Shares

	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)(a)	Share(b)	(000)(a)	Share(b)	(000)(a)	Share(b)
NAZ
Year Ended 2/29-2/28:
2023(c)	$88,300	$267,190	$ —	$ —	$ —	$ —
2022	88,300	290,229	—	—	—	—
2021	88,300	297,509	—	—	—	—
2020	88,300	303,878	—	—	—	—
2019	88,300	285,822	—	—	—	—
2018	—	—	88,300	286,891	—	—
NXJ
Year Ended 2/29-2/28:
2023(c)	—	—	—	—	313,900	279,307
2022	—	—	—	—	313,900	304,663
2021	—	—	—	—	313,900	317,218
2020	—	—	—	—	313,900	326,326
2019	—	—	—	—	313,900	304,830
2018	—	—	—	—	313,900	308,246

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(c)	Unaudited. For the six months ended August 31, 2022.

					VMTP and
	VMTP Shares		VRDP Shares		VRDP Shares
					Asset
	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)(a)	Share(b)	(000)(a)	Share(b)	Preference
NUO
Year Ended 2/29-2/28:
2023(c)	$ —	$ —	$148,000	$281,765	$ —
2022	—	—	148,000	305,291	—
2021	—	—	148,000	314,956	—
2020	—	—	148,000	320,463	—
2019	—	—	148,000	301,199	—
2018	—	—	148,000	301,776	—
NQP
Year Ended 2/29-2/28:
2023(c)	—	—	217,500	332,491	—
2022	—	—	217,500	362,941	—
2021	—	—	217,500	369,438	—
2020	—	—	217,500	381,388	—
2019	—	—	217,500	357,653	—
2018	87,000	282,297	217,500	282,297	2.82

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(c)	Unaudited. For the six months ended August 31, 2022.

See accompanying notes to financial statements.

Notes to

Financial Statements (Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Arizona Quality Municipal Income Fund (NAZ)

• Nuveen New Jersey Quality Municipal Income Fund (NXJ)

• Nuveen Ohio Quality Municipal Income Fund (NUO)

• Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. NAZ, NXJ, NUO and NQP were organized as Massachusetts business trusts on April 8, 2013, June 1, 1999, April 8, 2013, and December 20, 1990, respectively (NAZ and NUO previously organized as Minnesota trusts on January 23, 1991 and October 17, 1991, respectively).

Current Fiscal Period

The end of the reporting period for the Funds is August 31, 2022, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), also a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Funds’ Board of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit

As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

	NAZ	NXJ	NUO	NQP
Custodian Fee Credit	$955	$4,394	$778	$4,306

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (Unaudited) (continued)

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New Rules to Modernize Fund Valuation Framework Take Effect

A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.

FASB issues ASU 2022-03— Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”)

In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAZ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$241,028,389	$ —	$241,028,389
NXJ
Long-Term Investments*:
Municipal Bonds	$ —	$885,499,110	$ —	$885,499,110
NUO
Long-Term Investments*:
Municipal Bonds	$ —	$427,245,698	$ —	$427,245,698
Common Stocks	—	4,947,791**	—	4,947,791
Total	$ —	$432,193,489	$ —	$432,193,489
NQP
Long-Term Investments*:
Municipal Bonds	$ —	$774,074,497	$ —	$774,074,497
Common Stocks	—	46,022,859**	—	46,022,859
Total	$ —	$820,097,356	$ —	$820,097,356

* Refer to the Fund’s Portfolio of Investments for industry classifications.

** Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s

Notes to Financial Statements (Unaudited) (continued)

downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAZ	NXJ	NUO	NQP
Floating rate obligations: self-deposited Inverse Floaters	$7,000,000	$33,910,000	$20,000,000	$112,455,000
Floating rate obligations: externally-deposited Inverse Floaters	—	47,320,000	—	5,770,000
Total	$7,000,000	$81,230,000	$20,000,000	$118,225,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAZ	NXJ	NUO	NQP
Average floating rate obligations outstanding	$ 9,068,137	$33,910,000	$20,000,000	$113,808,863
Average annual interest rate and fees	0.36%	0.49%	0.49%	0.57%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NAZ	NXJ	NUO	NQP
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$7,000,000	$33,910,000	$20,000,000	$112,455,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	47,320,000	—	5,770,000
Total	$7,000,000	$81,230,000	$20,000,000	$118,225,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAZ	NXJ	NUO	NQP
Purchases	$32,846,979	$53,287,037	$76,748,325	$68,205,422
Sales and maturities	34,321,817	66,958,806	76,279,482	69,443,134

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to the claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAZ		NXJ
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/22	2/28/22	8/31/22	2/28/22
Common shares:
Issued to shareholders due to reinvestments of distributions	3,905	13,526	—	—
Repurchased and retired	—	—	—	—
Weighted average common share:
Price per share repurchased and retired	$ —	$ —	$ —	$ —
Discount per share repurchased and retired	—%	—%	—%	—%

	NUO		NQP
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/22	2/28/22	8/31/22	2/28/22
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	—	—
Repurchased and retired	(34,000)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$12.51	$ —	$ —	$ —
Discount per share repurchased and retired	15.72%	—%	—%	—%

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares

The following Fund has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

The details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	Net of Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NAZ	2028	883	$88,300,000	$88,245,657

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fails to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

			Term
	Notice		Redemption	Premium
Fund	Period	Series	Date	Expiration Date
NAZ	540-day	2028	December 1, 2028*	February 13, 2019

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAZ
Average liquidation preference of AMTP Shares outstanding	$88,300,000
Annualized dividend rate	1.63%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares

The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NXJ, NUO and NQP had $312,651,468, $147,793,924 and $216,802,880 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation	Special Rate
Fund	Series	Outstanding	Fees*	Preference	Period Expiration	Maturity
NXJ	1	810	N/A	$ 81,000,000	July 19, 2023	August 3, 2043
	2	1,443	N/A	144,300,000	April 1, 2043**	April 1, 2043
	3	886	N/A	88,600,000	April 1, 2043**	April 1, 2043
NUO	1	1,480	N/A	$148,000,000	November 9, 2022	September 1, 2043
NQP	2	1,125	N/A	$112,500,000	December 1, 2042**	December 1, 2042
	3	1,050	N/A	105,000,000	December 1, 2042**	December 1, 2042

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Subject to earlier termination by either the Fund or the holder.

N/A - Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

Notes to Financial Statements (Unaudited) (continued)

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

All series of NXJ’s, NUO’s, and NQP’s VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NXJ	NUO	NQP
Average liquidation preference of VRDP Shares outstanding	$313,900,000	$148,000,000	$217,500,000
Annualized dividend rate	1.62%	1.81%	1.58%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

The Funds did not have any transactions in preferred shares during the current or prior fiscal period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NAZ	$240,716,850	$ 2,460,104	$ (9,148,513)	$ (6,688,409)
NXJ	878,260,323	20,470,546	(47,142,440)	(26,671,894)
NUO	413,470,567	10,557,690	(11,834,628)	(1,276,938)
NQP	726,372,555	40,983,379	(59,714,093)	(18,730,714)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of prior fiscal period end, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized			Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Late-Year Loss	Book-to-Tax
Fund	Income[1]	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NAZ	$1,189,825	$ —	$ —	$12,699,370	$(2,005,259)	$ —	$ (579,402)	$11,304,534
NXJ	2,681,255	—	—	50,929,700	(1,015,568)	—	(2,426,752)	50,168,635
NUO	800,302	306	214,548	25,180,464	—	—	(897,531)	25,298,089
NQP	1,710,709	49,495	—	47,236,399	(4,309,388)	—	(1,943,934)	42,743,281

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2022, and paid on March 1, 2022.

As of prior fiscal period end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NAZ	$1,889,721	$115,538	$2,005,259
NXJ	979,200	36,368	1,015,568
NUO	—	—	—
NQP	3,446,758	862,630	4,309,388

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of August 31, 2022, the complex-level fee for each Fund was 0.1567%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NAZ	NUO
Purchase	$13,401,162	$23,584,226
Sales	2,584,064	23,717,350
Realized gain (loss)	(378,194)	(2,498,426)

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2023 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Subsequent Events

Fund Reorganization

During October 2022, the Board approved a proposal that, if approved by shareholders, would result in the reorganization of NUO into the Nuveen Municipal Credit Income Fund (NZF).

Risk Considerations (Unaudited)

Risk Considerations

Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAZ, www.nuveen.com/NXJ, www.nuveen.com/NUO and www.nuveen.com/NQP.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NXJ	NUO	NQP
Common shares repurchased	0	0	34,000	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■	Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
■	S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■	S&P Municipal Bond Arizona Index: An index designed to measure the performance of the tax-exempt Arizona municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■	S&P Municipal Bond New Jersey Index: An index designed to measure the performance of the tax-exempt New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■	S&P Municipal Bond Ohio Index: An index designed to measure the performance of the tax-exempt Ohio municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Pennsylvania Index: An index designed to measure the performance of the tax-exempt Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
■	Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 23-25, 2022 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process; and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.

In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); and with respect to the Nuveen closed-end funds, managing leverage, monitoring asset coverage and seeking to promote an orderly secondary market.

The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.

In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
••	Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management;
••	Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts which may include at times shelf offerings, tender offers, capital return programs and share repurchases as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
••	Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Arizona Quality Municipal Income Fund (the “Arizona Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2021 and the first quartile for the three-and five-year periods ended December 31, 2021 and outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2021. Although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2022, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2022 and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For Nuveen Jersey Quality Municipal Income Fund (the “New Jersey Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2021 and the first quartile for the three- and five-year periods ended December 31, 2021. Although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended March 31, 2022, the Fund outperformed its benchmark for the five-year period and ranked in the third quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Ohio Quality Municipal Income Fund (the “Ohio Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2021, the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2021. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2022, the Fund ranked in the second quartile of its Performance Peer Group for such periods. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Pennsylvania Quality Municipal Income Fund (the “Pennsylvania Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021 and March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to

10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021.

With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the Arizona Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; (b) the New Jersey Fund and the Pennsylvania Fund each had a net management fee and a net expense ratio that were in line with the respective peer averages; and (c) the Ohio Fund had a net management fee that was the same as the peer average and a net expense ratio that was below the peer average.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and private limited partnerships offered by Nuveen. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to certain ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.

The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.

Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds.

In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-0822D 2452054-INV-B-10/23

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Quality Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: November 4, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: November 4, 2022